Exhibit 10.22

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission.  Asterisks denote omissions.

Execution Copy

SECOND AMENDMENT TO

SETTLEMENT AGREEMENT AND RELEASE

THIS SECOND AMENDMENT TO SETTLEMENT AGREEMENT AND RELEASE (“Second Amendment”) is made as of March 21, 2005 (the “Effective Date”), by and among Education One Group, Inc. (“EOG”), Sallie Mae, Inc. , in its own capacity and as successor to Student Loan Marketing Association with respect to membership interests in the Marketing LLC and the Finance LLC (as hereinafter defined)  and as successor to Sallie Mae Servicing Corporation (“SLMC”), Sallie Mae Servicing, L.P., and USA Group Loan Services, Inc.   (“SMI”), Secondary Market Services, LLC (“SMS”), SLM Education Credit Finance Corporation (“ECFC”), and SLM Corporation in its own capacity and as successor to Student Loan Marketing Association (“SLM”) , (collectively, “Sallie Mae” or the “Sallie Mae Parties”); and  JPMorgan Chase & Co. (“JPMorgan”), JPMorgan Chase Bank, N.A. in its own capacity (“Chase Bank”) and in its capacity as trustee with respect to the Chase/Sallie Mae Education Loan Trust (the “Trustee”), Chase Bank USA, National Association (“Chase Bank USA”); Bank One Education Finance Corporation (“Bank One”), TCB Education First Marketing Corporation (“TCB”), and Chase Education Holdings, Inc. (“Chase Education Holdings”)  (collectively, “Chase” or the “Chase Parties”); and Chase Education First LLC (“the Marketing LLC”), and Education First Finance LLC (the “Finance LLC”) (collectively, the “Joint Venture”).

WHEREAS, EOG, SMI, SMS, ECFC, Bank One, National Association (“Bank One Bank”), JPMorgan, and SLM, along with the Student Loan Marketing Association, were parties to that certain Settlement Agreement and Release dated as of July 30, 2004 (as amended by the  First Amendment thereto, the “Settlement Agreement”);

WHEREAS, Bank One Bank has merged with Chase Bank, and Chase Bank is the successor to Bank One Bank;

WHEREAS, as of December 31, 2004, Student Loan Marketing Association was dissolved, with its non-debt related liabilities having been assumed by SLM and its assets having been distributed to subsidiaries of SLM listed above in the preamble;

WHEREAS, the Settlement Agreement was amended by that certain First Amendment to Settlement Agreement and Release dated as of March 21, 2005 (the “First Amendment”);

WHEREAS, TCB and SMI are the members in that certain Delaware Limited Liability Company known as “Chase Education First LLC”, which was formed by that certain Limited Liability Company Agreement of Education First Marketing dated September 9, 1996 (the “Marketing LLC Agreement”);

WHEREAS, Chase Education Holdings and SMI are the members in that certain Delaware Limited Liability Company known as “Education First Finance LLC”, which was formed by that certain Limited Liability Company Agreement of Education First Finance dated September 9, 1996 (the “Finance LLC Agreement”) (The Marketing LLC and the Finance LLC are hereafter referred to together as the “Joint Venture,” and the Marketing LLC Agreement and the Finance LLC Agreement are hereafter referred to together as the “LLC Agreements.”);

WHEREAS, several of the Chase Parties and several of the Sallie Mae Parties are parties as signatories or as successors to certain agreements, listed on Schedule I hereto (the “Joint Venture Related Agreements”);

WHEREAS, TCB and Chase Education Holdings have filed suit against SMI and (solely as nominal defendants) the Joint Venture in the New Castle County Court of Chancery of the State of Delaware seeking, inter alia, the dissolution of the Joint Venture (the “Dissolution Action”);

WHEREAS, ECFC, SMI, and Bank One are parties to that certain Amended and Restated ExportSS® Agreement dated as of January 1, 2000 (as amended by various amendments, including, without limitation, the Settlement Agreement, the “ExportSS Agreement”);

WHEREAS, the parties have reached an amicable settlement relating to (i) the dismissal of the Dissolution Action, (ii) the Dissolution of the Joint Venture, (iii) the termination of the Joint Venture Related Agreements, (iv) the extension of the Commitment Period under the ExportSS Agreement, and (v) a restructuring of the business relationship among the parties, and have agreed to enter into this Second Amendment to memorialize the terms of such settlement.

NOW, THEREFORE, in consideration of the above premises, and the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, by execution of this Second Amendment, the Parties agree as follows:

1.                                      Definitions.

All terms utilized herein shall have the meaning set forth in the ExportSS Agreement, unless otherwise defined herein, including as follows:

A.                                   “Marketing LLC” and “Finance LLC” have the meanings set forth in the preamble to this Second Amendment.

B.                                     “Joint Venture” has the meaning set forth in the preamble to this Second Amendment.

C.                                     “LLC Agreements” has the meaning set forth in the preamble to this Second Amendment.

D.                                    “Joint Venture Related Agreements” has the meaning set forth in the preamble to this Second Amendment.

E.                                      “Dissolution” means the wind down and liquidation of the Joint Venture pursuant to the terms of the LLC Agreements, as amended by this Second Amendment.

F.                                      “Chase” or the “Chase Parties” has the meaning set forth in the preamble to this Second Amendment.

G.                                     “Sallie Mae” or the “Sallie Mae Parties” has the meaning set forth in the preamble to this Second Amendment.

2.                                      ExportSS Agreement Commitment Period.

The first sentence of Section 6.A of the Settlement Agreement is hereby amended by deleting “August 31, 2008” and by inserting “August 31, 2010” in its place; provided, however, that the expiration date of the Commitment Period for Loans subject to Section 6.B of the Settlement Agreement will remain August 31, 2008.

3.                                      Payment of Funds.

Within one business day of execution of this Second Amendment by all parties hereto, Chase Bank or its designee will wire to an account that has been designated by Sallie Mae a payment in the amount of $40 million (the “Payment”) in immediately available funds.

4.                                      Amendment of the LLC Agreements; Dissolution of the Joint Venture; and Amendment and Termination of the Joint Venture Related Agreements

Effective immediately upon full execution of this Second Amendment and Chase Bank’s or its designee’s payment to Sallie Mae of the Payment pursuant to Section 3 above (the “Effective Time”), the following will occur:

A.                                   Amendment of the LLC Agreements.  Immediately upon the Effective Time, each LLC Agreement shall be amended as follows:

1.  Each of the following provisions of each LLC Agreement is deleted in its entirety and shall be of no further force or effect:  (a) Article XIII; (b) Section 7.16; (c) Section 7.18; (d) Section 10.2; and (e) Section 10.3(a).

2.  The definition of “Dissolution Date” in Section 2.1 of LLC Agreement is amended to delete all language appearing therein and to replace such language with “December 31, 2005.”

3.  Section 10.3(b) of each LLC Agreement is amended to delete the first sentence thereof in its entirety and to replace it with the following:  “On or before March 31, 2005 each of Chase and Sallie Mae will appoint one representative to serve as liquidating agents (collectively, the “Liquidator”), who shall work together to immediately commence to wind up the affairs of the Company and to liquidate the Company’s assets.”

4.  Section 10.8 of each LLC Agreement is amended to delete the last sentence thereof in its entirety, which sentence shall be of no further force or effect.

5.  Section 14.2(a) of each LLC Agreement is amended to provide that its provisions shall survive the termination of that LLC Agreement and the dissolution of the Joint Venture.  Section 14.2 of each LLC Agreement is further amended to delete the remainder of that Section in its entirety, which shall be of no further force or effect.

B.                                     Dissolution of the Joint Venture.

1.                                     The Dissolution of the Joint Venture will be carried out pursuant to the provisions of Sections 10.3 through 10.8 of the Joint Venture’s LLC Agreements, as amended by this Second Amendment.  Each of Chase and Sallie Mae agrees to use its best efforts to complete the Dissolution in an efficient, expedient, and professional manner by no later than the Dissolution Date.  The parties agree, however, that the legal existence of the Joint Venture shall continue through December 31, 2005 so that expenses incurred in connection with the business of the Marketing LLC and/or the Finance LLC, including the Allowable Servicing Fees pursuant to Section 8 of this Second Amendment, from the Effective Time through December 31, 2005 (the “Dissolution Period”) that are to be shared by Sallie Mae and Chase pursuant to the LLC Agreements, as amended by this Second Amendment, will continue to be expenses of the Marketing LLC and the Finance LLC, as applicable.  The LLC Agreements shall  terminate at the end of the Dissolution Period.

2.                                       Costs of Dissolution of the Joint Venture will be borne and paid 50% by Sallie Mae and 50% by Chase.  This will include salaries and benefits through the date of termination of employment and severance packages for all Joint Venture employees in amounts previously approved by the Board of the Joint Venture.  Additionally, Chase and Sallie Mae each agrees to pay 50% of the cost of stay bonuses for [**], and any other employees of the Joint Venture mutually agreed upon in writing by Chase and Sallie Mae (“Stay Bonus Employees); provided, that, such employees (other than [**]) remain employed by the Joint Venture, in good standing, through and until July 1, 2005, and that [**] remain employed by the Joint Venture, in good standing, through and until December 31, 2005.  If [**] resigns from the Joint Venture prior to December 31, 2005, the parties agree to hire as a Joint Venture employee a mutually agreed upon alternative person.  Chase and Sallie Mae hereby agree that such stay bonuses for the four employees named in the preceding sentence shall be in an amount equal to 50% of each such employee’s annual base salary as of the Effective Date.  Neither Chase nor the Joint Venture shall have any responsibility to pay any other stay bonuses or incentives that were promised to the Marketing LLC employees by Sallie Mae, and all such amounts shall be the sole and exclusive responsibility of Sallie Mae.

3.                                       Each of Chase and Sallie Mae may advise the employees of the Joint Venture of any relevant employment opportunities within their respective organizations. During the Dissolution period, the Joint Venture employees who remain employees of the Joint Venture will be required to cooperate in the orderly transition of the Chase-branded business to the Bank One sales force and back office operations, as a condition to their receipt of any stay bonuses and payments under the Joint Venture severance programs.

Sallie Mae hereby agrees that it will provide to Chase, for a period not to exceed two (2) weeks, reasonable access to any Joint Venture employee that accepts employment with Sallie Mae and provides the Joint Venture with less than two (2) weeks notice.  Sallie Mae further agrees that if it offers employment to any Stay Bonus Employee, such Stay Bonus Employee’s start date with Sallie Mae shall not be prior to July 31, 2005, except that [**] start date with Sallie Mae shall not be prior to December 31, 2005.

C.                                     Amendment and Termination of Joint Venture Related Agreements:

1.                                       Except as provided in Sections 4.A and 4.B hereof, each and every one of the Joint Venture Related Agreements between or among Chase and Sallie Mae or their respective affiliates, subsidiaries, predecessors or parents (as such agreements are set forth in Schedule I hereto), except the LLC Agreements, are

(a) amended to delete in its entirety any and all provisions of such Joint Venture Related Agreements that by their terms survive the termination of such or any other Joint Venture Related Agreements or the dissolution of the Joint Venture; and

(b) terminated in their entirety and shall be of no further force or effect.

2.                                       Upon the amendment and termination of the Joint Venture Related Agreements pursuant to Section 4.C.1, the rights, obligations and liabilities relating to Loans that were subject to the Joint Venture Related Agreements as of the Effective Date, shall instead be governed by the terms of the ExportSS Agreement, as amended by this Second Amendment, as if such Loans had been marketed, originated, serviced, purchased and sold pursuant to the terms of the ExportSS Agreement, as amended by this Second Amendment.  The parties agree that the releases contained in Section 11 hereof shall not apply to any mutually agreed upon undisputed fees and/or charges arising under the terminated Joint Venture Related Agreements prior to the Effective Date that are owed a party hereunder by the other party, to the extent not otherwise expressly provided for under this Second Amendment, and with respect to which the claiming party provides written notice of such undisputed amounts to the other party within sixty (60) days of the Effective Date.

3.                                       The parties acknowledge that all obligations under the terms of paragraph 3 of the 7/16/02 Term Sheet for Renewal of the Joint Venture Agreements to pay floor income to the Joint Venture are satisfied in full, and the parties have no further obligation to pay such floor income.

5.                                      Revision of ExportSS Agreement Sales Requirements.

The commitment to sell Loans under the ExportSS Agreement is amended as follows:

A.                                   All Signature Loans, MBA LOAN Private Loans, LAWLOAN Private Loans and/or Opportunity Loans (collectively referred to herein as “Private Loans”) that Chase Bank would otherwise, in the absence of the termination of the Joint Venture Related Agreements in accordance with Section 4 of this Second Amendment, be required to sell to ECFC or its affiliates (or its designee), will instead by sold to ECFC or its affiliates (or its designee) pursuant to the provisions of the ExportSS Agreement, as modified by this Second Amendment, including at the Purchase Price set forth in Section 6.A of this Second Amendment.

B.                                     For FFELP Loans that were or are guaranteed for the July 1, 2004 through June 30, 2005 Academic Year, that Chase Bank would otherwise, in the absence of the termination of the Joint Venture Related Agreements in accordance with Section 4 of this Second Amendment, including FFELP loans originated and serviced by GLELSI or the Colorado Consortium, be required to sell to ECFC or its affiliates (or its designee), will instead be sold as follows:

(1)                                  For such FFELP Loan sales that will occur during the months of March and April, 2005, the sales shall be made from Chase Bank to Chase Bank in its capacity as trustee for the Finance LLC (ECFC’s designee), and simultaneously therewith from the Finance LLC to ECFC (or its designee), in accordance with the terms of the ExportSS Agreement as modified by this Second Amendment; and

(2)                                  For such FFELP Loan sales that will occur from May 1, 2005, through August 31, 2005, the sale shall be made from Chase Bank to ECFC (or its designee), in accordance with the terms of the ExportSS Agreement, as modified by this Second Amendment.

(3)                                  The Sallie Mae origination and servicing expenses for FFELP Loans under Sections 5.B(1) and 5.B(2) shall be the amount that would have been charged to Chase Bank or the Joint Venture under the Joint Venture Related Agreements and not the ExportSS Agreement.

C.                                     Subject to Section 5.D below, for FFELP Loans that are guaranteed for the July 1, 2005 through June 30, 2006 Academic Year, that Chase Bank would otherwise, in the absence of the termination of the Joint Venture Related Agreements in accordance with Section 4 of this Second Amendment, be required to sell to ECFC or its affiliates (or its designee), will instead be sold from Chase Bank to ECFC (or its designee) pursuant to the terms of the ExportSS Agreement, as amended by this Second Amendment.

D.                                    Section 6.B of the Settlement Agreement, excluding the first sentence thereof, is hereby deleted in its entirety and replaced with the following:

“For FFELP Loans that are guaranteed for the July 1, 2005 through June 30, 2006 Academic Year that are originated and serviced at Great Lakes Education Loan Services, Inc. (“GLELSI”) by Chase Bank or Bank One, Chase Bank and/or Bank One will sell to ECFC or its affiliates (or its designee) FFELP Loans made by Chase Bank or Bank One to first-time borrowers, originated and serviced at GLELSI, pursuant to the ExportSS Agreement, as amended by this Second Amendment, such FFELP Loans having an aggregate Principal Balance of the lesser of: the total aggregate Principal Balance of first-time borrower FFELP Loans originated and serviced at GLELSI by Chase Bank or Bank One or $[**], subject to Section 6.F of the Settlement Agreement, as amended by this Second Amendment.  For FFELP Loans that are guaranteed for the July 1, 2006 through

June 30, 2007 Academic Year that are originated and serviced at GLELSI by Chase Bank or Bank One, Chase Bank and/or Bank One will sell to ECFC or its affiliates (or its designee) FFELP Loans made by Chase Bank or Bank One to first-time borrowers, originated and serviced at GLELSI, pursuant to the ExportSS Agreement, as amended by this Second Amendment, such FFELP Loans having an aggregate Principal Balance of the lesser of: the total aggregate Principal Balance of first-time borrower FFELP Loans originated and serviced at GLELSI by Chase Bank or Bank One or $[**], subject to Section 6.F of the Settlement Agreement, as amended by this Second Amendment; provided, that neither Chase Bank nor any of its affiliates have originated FFELP Loans using the Bank One brand that are guaranteed for the July 1, 2006 through June 30, 2007 Academic Year. For FFELP Loans that are guaranteed for the July 1, 2007 through June 30, 2008 Academic Year that are originated and serviced at GLELSI by Chase Bank or Bank One, Chase Bank and/or Bank One will sell to ECFC or its affiliates (or its designee) FFELP Loans made by Chase Bank or Bank One to first-time borrowers, originated and serviced at GLELSI, pursuant to the ExportSS Agreement, as amended by this Second Amendment, such FFELP Loans having an aggregate Principal Balance of  the lesser of: the total aggregate Principal Balance of first-time borrower FFELP Loans originated and serviced at GLELSI by Chase Bank or Bank One or $[**], subject to Section 6.F of the Settlement Agreement, as amended by this Second Amendment; provided, that neither Chase Bank nor any of its affiliates have originated FFELP Loans using the Bank One brand that are guaranteed for the July 1, 2007 through June 30, 2008 Academic Year.  Chase Bank and Bank One agree that the FFELP Loans offered for sale pursuant to this requirement must be of substantially similar characteristics to the aggregate portfolio of FFELP Loans made by Chase Bank or Bank One to first time borrowers originated and serviced at GLELSI  that are guaranteed for each of the above referenced Academic Years.   Chase Bank and Bank One agree to reasonably cooperate with Sallie Mae to enable Sallie Mae to ensure compliance with the requirements of this Section 5.D.

E.                                      All Serial Loans (as defined in Section 7.B of this Second Amendment) that are Serial Loans to FFELP Loans that are guaranteed for the July 1, 2005 through the June 30, 2006 Academic Year and required to be sold under this Second Amendment or any prior Academic Years or that are Serial Loans to FFELP Loans referenced in Section 5.D above, will be sold to ECFC or its affiliates (or its designee) pursuant to the ExportSS Agreement, as modified by this Second Amendment.

F.                                      All FFELP Loans that are subject to the provisions of Sections 6.D(1) and 6.D(2) of the Settlement Agreement that are guaranteed for the July 1, 2005 through June 30, 2006 Academic Year will be sold pursuant to the ExportSS Agreement, as modified by this Second Amendment.

6.                                      Revision of ExportSS Agreement Purchase Price.

Notwithstanding the definition of Purchase Price set forth in the ExportSS Agreement, the Purchase Price for Loans subject to Section 5 above is as follows:

A.                                   For Private Loans subject to Section 5.A above, the Purchase Price will be

(1)                                  For Private Loans that are sold on or after the Effective Date and on or before September 1, 2005, (a) [**]% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers.

(2)                                  For Private Loans that are sold on or after September 1, 2005, the Purchase Price set forth in the ExportSS Agreement.

B.                                     For FFELP Loans subject to Section 5.B above (other than Custom Deal Loans that are FFELP Loans referenced in Section 6.E below and Zero Fee Loans and iReward Loans and March 1 Amendment Loans referenced in Section 6.F below) that are sold on or after (i) the Effective Date and before May 1, 2005, (a) 100.00% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers; plus (c) solely for Loans that are sold within the time frames set forth in Section 9 of the ExportSS Agreement (Future Required Sales), a premium equal to [**]% of the aggregate Principal Balance of such Loans; and (ii) May 1, 2005 and prior to September 1, 2005, (a) 100.00% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers; plus (c) solely for Loans that are sold within the time frames set forth in Section 9 of the ExportSS Agreement (Future Required Sales), a premium equal to [**]% of the aggregate Principal Balance of such Loans.

C.                                     For FFELP Loans subject to Sections 5.B (excluding non-Serial FFELP Loans originated and serviced by Colorado Consortium), 5.C, 5.D, 5.E and 5.F above (other than Custom Deal Loans that are FFELP Loans referenced in Section 6.E below and Zero Fee Loans and iReward Loans and March 1 Amendment Loans referenced in Section 6.F below), that are sold on or after September 1, 2005 and prior to September 1, 2006, (a) 100.00% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers; plus (c) solely for Loans that are sold within the time frames set forth in Section 9 of the ExportSS Agreement (Future Required Sales), a premium equal to the product of the Blended Premium (defined below) multiplied by the aggregate Principal Balance of such Loans.  The Blended Premium shall be no less than [**]% , but no greater than  [**]%, and shall be determined in accordance with the formula specified in Schedule VI hereto by no later than the close of business on March 25, 2005.

D.                                    For Serial Loans relating to FFELP Loans subject to Sections 5.B, 5.C, 5.D (but only with respect to Serial Loans that are Serial to FFELP Loans guaranteed for the July 1, 2005 through June 30, 2006 Academic Year), and 5.F above (other than Custom Deal Loans  that are FFELP Loans referenced in Section 6.E below and Zero Fee Loans and iReward Loans and March 1 Amendment Loans referenced in Section 6.F below) that are sold on or after September 1, 2006, (a) 100.00% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers; plus (c) solely for Loans that are sold within the time frames set forth in Section 9 of the ExportSS Agreement (Future Required Sales), a premium equal to the Blended Premium multiplied by the aggregate Principal Balance of such Loans.

E.                                      For Custom Deal Loans that are FFELP Loans made in connection with attendance at schools listed in Schedule II hereto, (a) 100.00% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers; plus (c) solely for Loans that are sold within the time frames set forth in Section 9 (Future Required Sales), a premium equal to [**]% of the aggregate Principal Balance of such Loans.  The above pricing will apply with respect to all such FFELP Loans made to Borrowers at the schools listed in Schedule II hereto, and to FFELP Loans made to Borrowers at other Indiana University campuses, if such Borrowers receive substantially identical benefits as described in either: (i) the letter dated January 28, 2004, to Jennifer Foutty of Indiana University, a copy of which is attached hereto as Schedule II (the “Indiana Custom Deal”), including Serial Loans originated after the expiration of such Indiana Custom Deal if such Serial Loans are provided substantially identical benefits as the benefits that were provided in the Indiana Custom Deal; or (ii) with respect to George Mason University, the letter dated March 10, 2004, to Jevita DeFreitas (the “GMU Custom Deal”), including Serial Loans originated after the expiration of each such Custom Deal if such Serial Loans are provided substantially identical benefits as the benefits that were provided in the GMU Custom Deal.  Sallie Mae agrees to provide prompt written notice to Chase detailing any change(s) to the benefits provided in the Indiana Custom Deal or the GMU Custom Deal.

F.                                      For: (i) FFELP Loans on which all or a portion of the borrower origination fee is waived at disbursement by Sallie Mae or any of its affiliates in a given state in accordance with 34 CFR section 682.202(c) (“Zero Fee Loans”) and Chase Bank and/or Bank One make Zero Fee Loans in such given state thereafter, or (ii) FFELP Loans subject to the iReward or Sallie Mae Payback custom FFELP Loan program (iReward Loans”) described in Schedule V hereto, the Purchase Price for such Bank One and/or Chase Bank Zero Fee Loans or iReward Loans for sales on or after the Effective Date, is (a) 100.00% of the aggregate Principal Balance of such Loans; plus (b) 100.00% of the accrued interest that is payable by the Borrowers; plus (c) solely for Loans that are sold within the time frames set forth in Section 9 of the ExportSS Agreement (Future Required Sales), a premium equal to [**]% of the aggregate Principal Balance of such Loans for Serial Loans (other than Serial Loans subject to the Amendment as of March 1, 2005 to the ExportSS Agreement attached hereto as Schedule IV, referred to herein as March 1 Amendment Loans, which shall be a premium equal to [**]% of the aggregate Principal Balance of such Loans), and [**]% of the aggregate Principal Balance of such Loans for non-Serial Loans, plus (c) the actual amount of the origination fee that is waived or rebated directly by Bank One or Chase Bank.

G.                                     For FFELP Loans made by Chase Bank under the Keystone Best Program that are sold on or after the Effective Date and prior to September 1, 2005, Chase Bank shall pay to Sallie Mae [**]% of the premium earned by Chase Bank from PHEAA from the sale of such FFELP Loans to PHEAA net of all PHEAA origination and servicing fees actually incurred by Chase with respect to such FFELP Loans.

H.                                    For private education related loans made by Chase Bank under its agreements with First Marblehead/TERI dated September 30, 2003, that are originated on or prior to September 30, 2005, Chase Bank shall pay to Sallie Mae [**]% of the premium earned by Chase Bank from First Marblehead from the sale of such private education related loans through a First

Marblehead administered securitization trust or otherwise, net of all First Marblehead/TERI and AES origination, guarantee and servicing fees actually incurred by Chase Bank with respect to such private education related loans.

7.                                      Conforming Revisions to ExportSS Agreement.

The parties hereby agree to the following additional modifications to the ExportSS Agreement:

A.                                   Section 6.C of the Settlement Agreement is hereby deleted in its entirety and replaced with the following:

“The Chase Parties acknowledge that the sales requirement in Section 9 of the ExportSS Agreement (as amended by the Settlement Agreement) that requires the sale of Loans “processed and/or serviced by us or any affiliate” is intended (except as provided in the next sentence) to include all FFELP Loans originated, processed and/or serviced by Sallie Mae or any subsidiary or affiliate.  For FFELP Loans originated, processed and/or serviced by Sallie Mae or any subsidiary or affiliate under a contractual relationship with a third party pursuant to which Sallie Mae or any subsidiary or affiliate originates, processes and/or services FFELP Loans, the sales requirement in Section 9 of the ExportSS Agreement (as amended by the Settlement Agreement) that requires the sale of loans “processed and/or serviced by us or any affiliate” shall only apply to USA Funds, Inc. (“USA Funds”) and Northwest Education Loan Association (or their respective successors or assigns) (“NELA”), provided, that such originations and/or disbursements by USA Funds or NELA are processed on the origination or servicing platforms of Sallie Mae or any subsidiary or affiliate; provided, however, that the sales requirement in Section 9 of the ExportSS Agreement (as amended by the Settlement Agreement) is not triggered if such FFELP Loans are processed by or through  Sallie Mae’s Open Net File Management System or its successor file management system and do not otherwise meet the requirements of this Section 6.C.  For purposes of this Section 6.C, the term disbursement does not include services consisting solely of electronic funds transfer disbursement services.”

B.                                     The definition of “Serial Loan” in Section 23 of the ExportSS Agreement is deleted and the following is substituted in its place:

“Serial Loan” means an additional FFELP Loan made to the same Borrower who was the borrower under a FFELP Loan of the same type owned by and sold to or required to be sold to ECFC or any of its affiliates, subsidiaries, or predecessors, including Sallie Mae financing trusts by any of Chase Bank, Bank One Bank or Bank One or, with respect to the FFELP Loans referenced in the first sentence of Section 12 below, any other Chase entity that is subject to the covenant in the first sentence of Section 12 below (a “Serial Loan Borrower”), unless (i) such Loan was subject to a sale commitment by Bank One to a third party existing as of the effective date of the ExportSS Agreement, or (ii) the prior loan is acquired by ECFC or any ECFC affiliate, subsidiary, or securitization trust through any purchase or acquisition after the date of this Second Amendment other than from Chase Parties, or (iii) such Serial Loan Borrower switches schools to another school through which Bank One and/or Chase Bank makes FFELP Loans that are not subject to the sales requirements set forth in Section 9 of the ExportSS Agreement as amended by this Second Amendment and such Serial Loan Borrower enters into a new Master Promissory Note with either Bank One or Chase Bank.  For this purpose, unsubsidized and subsidized Stafford Loans are considered to be the same Loan type.”

C.                                     The ExportSS Agreement is hereby amended to include Chase Bank and its permitted successors and assigns as a party to the ExportSS Agreement as amended by this Second Amendment, effective as of the Effective Date.

D.                                    Chase acknowledges that any Private Loan application listing Chase Manhattan Bank USA, N.A. as the lender that is processed on or after February 25, 2005, will be covered under the indemnification provisions of clauses (ii) and (iii) of the second full paragraph on page 16 (Section 7) of the ExportSS Agreement.

E.                                      The last sentence of the first paragraph of the “Delivery of Loans” provisions of Section 11 of the ExportSS Agreement is hereby deleted in its entirety and replaced with the following:

“However, except for Loans that are Serial to Loans owned by Sallie Mae and serviced by Sallie Mae or another contract servicer, or first time borrower FFELP Loans subject to Sections 5.B, 5.C, 5.D and 5.F of the Second Amendment, Sallie Mae agrees to make a reasonable effort to keep Loans on the servicing system of such third party servicer, provided that Sallie Mae maintains a servicing agreement with such servicer.”

8.                                      Costs Incurred in Connection With Calendar Year 2005 Chase-Branded Volume.

For the remainder of calendar year 2005, Sallie Mae will continue to pay the lesser of (i) [**]% of the origination and servicing fees for the third party vendors listed on Schedule III hereto (as described further in this Section 8) (“Allowable Servicing Fees”) incurred by Chase Bank, TCB, Chase Education Holdings, or the Joint Venture in connection with the origination and servicing of Loans generated through the marketing efforts of the Joint Venture and that are obligated to be sold to ECFC or its affiliates (or its designee) pursuant to the ExportSS Agreement, as modified by this Second Amendment, or (ii) $[**], which represents [**]% of the Allowable Servicing Fees budgeted for the Joint Venture in the Joint Venture’s 2005 Approved Budget at the November, 2004 Joint Venture board meeting.  Sallie Mae shall be entitled to take as a credit against the sums owed the portion of such Allowable Servicing Fees that were actually paid by Sallie Mae to the Joint Venture as a Member of the Joint Venture prior to the Effective Date.  The parties will work in good faith to ensure that origination and servicing fees in the nature of the Allowable Servicing Fees that are incurred in connection with originating or servicing Bank One Loans (or Loans of any other affiliate or subsidiary other than Chase Bank or Chase Bank USA) are not included in this calculation.  The parties agree that the monthly expenses incurred by the Joint Venture for calendar year 2004 will serve as a guideline to ensure that Bank One-related origination and servicing fees in the nature of the Allowable Servicing Fees are not inadvertently charged to the Joint Venture or subject to this Section 8. Allowable

Servicing Fees will not include any categories of items that were not charged to the Joint Venture for calendar year 2004.

9.                                      Provision of Information by Sallie Mae.

Section 4.B of the Settlement Agreement shall also be applicable to Chase Bank or Chase Bank USA Loans.

10.                               Conforming Revisions to Settlement Agreement.

The parties hereby agree to the following additional modifications to the Settlement Agreement:

A.                                   Both the parenthetical at the end of the second to last sentence and the last sentence in each of Sections 6.A and 7.G of the Settlement Agreement are hereby deleted in their entirety.

B.                                   Section 6.F of the Settlement Agreement is hereby amended by adding the following as a new second sentence thereof:

“Notwithstanding the foregoing, solely with respect to non-Serial FFELP Loans made for the July 1, 2005 through June 30, 2006 Academic Year, the sales requirement under Section 9 of the ExportSS Agreement, as amended by this Second Amendment and the obligations under this Section 6.F, for Bank One to sell such non-Serial FFELP Loans will not be triggered solely because Chase Bank or Chase Bank USA has offered to make Private Loans at any particular school; provided, that, the FFELP Loans, if any, that are made during the July 1, 2005 through June 30, 2006 Academic Year to any Chase Bank or Chase Bank USA borrowers of such Private Loans will be sold to ECFC or its designee.”

C.                                     Section 11 of the Settlement Agreement is hereby deleted in its entirety effective upon signing of this Second Amendment and Chase Bank’s payment to Sallie Mae of the Payment pursuant to Section 3 of this Second Amendment.

D.                                    The following shall be added to the end of Section 14 of the Settlement Agreement:

“To the extent this Second Amendment provides for amendment or termination of the LLC Agreements or dissolution of the Joint Venture, it shall be subject to, governed by, and construed and enforced pursuant to the laws of the State of Delaware, without regard to its principles of conflict of laws.  To the extent this Second Amendment provides for amendment or termination of any other Joint Venture Related Agreements, it shall be subject to, governed by, and construed and enforced pursuant to laws of the State of New York, without regard to its principles of conflict of laws.”

11.                               Dismissal of Lawsuit; Releases.

A.                                   Within 2 business days of execution of this Second Amendment by all parties hereto, Chase shall cause a Notice of Dismissal of the Dissolution Action, with prejudice, to be filed with the court in which the Dissolution Action is pending.  Each party shall be responsible for its own attorneys’ fees and costs incurred in connection with the Dissolution Action.

B.                                     The Chase Parties and each of them, on behalf of themselves and their parents, subsidiaries, commonly-owned affiliates, predecessors, successors and assigns of each of them (the “Chase Releasors”), hereby irrevocably and unconditionally release and discharge, to the fullest extent permissible under applicable law, the Sallie Mae Parties and their parents, subsidiaries, commonly-owned affiliates, predecessors, successors and assigns of each of them, and the officers, directors, employees, agents, attorneys and representatives of each of them (the “Sallie Mae Releasees”), from, and covenant not to assert against the Sallie Mae Releasees in any forum, any claims, counterclaims, demands, actions, causes of action, debts, liabilities, damages, costs, fees, expenses, rights, duties, obligations, liens, petitions, suits, losses, controversies, executions, offsets and sums, of any kind or nature, whether direct or indirect, liquidated or unliquidated, contingent or actual, in law or equity, known or unknown, suspected or unsuspected, in contract or tort, or of whatever type or nature, from the beginning of time to the day and date of this Second Amendment, regarding, arising out of, related to, resulting from or in connection with (i) the Joint Venture; (ii) the Joint Venture Related Agreements or any provision thereof or any acts or omissions by any Sallie Mae Releasee relating thereto or any transaction or action taken or contemplated thereunder or in connection therewith; (iii) any employment discussions the Sallie Mae Releasee may have had with any employee of the Joint Venture, including without limitation any actions taken by any Sallie Mae Releasees to offer stay bonuses or employment guarantees to employees of the Joint Venture; (iv) any act or omission by any Sallie Mae Releasee in connection with or opposition to or that were alleged in the petition filed in the Dissolution Action, or (v) any of the Sallie Mae Releasees’ actions taken in connection with (i), (ii), (iii), or (iv) above (collectively the “Chase Released Claims”).

C.                                     The Sallie Mae Parties, and each of them, on behalf of themselves and their parents, subsidiaries, commonly owned affiliates, predecessors, successors and assigns of each of them (the “Sallie Mae Releasors”), hereby irrevocably and unconditionally release and discharge, to the fullest extent permissible under applicable law, the Chase Parties and their parents, subsidiaries, commonly-owned affiliates, predecessors, successors and assigns of each of them, and the officers, directors, employees, agents, attorneys and representatives of each of them (the “Chase Releasees”), from, and covenant not to assert against the Chase Releasees in any forum, any and all claims, counterclaims, demands, actions, causes of action, debts, liabilities, damages, costs, fees, expenses, rights, duties, obligations, liens, petitions, suits, losses, controversies, executions, offsets and sums, of any kind or nature, whether direct or indirect, liquidated or unliquidated, contingent or actual, in law or equity, known or unknown, suspected or unsuspected, in contract or tort, or of whatever type or nature, from the beginning of time to the day and date of this Second Amendment, regarding, arising out of, related to, resulting from or in connection with (i) the Joint Venture; (ii) the institution of the Dissolution Action or any act or omission by or on the part of any Chase Releasee taken in connection therewith or in connection with any allegation made in the petition filed in the Dissolution Action; (iii) the Joint Venture

Related Agreements or any provision thereof or any acts or omissions by any Chase Releasee relating thereto or any transaction or action taken or contemplated thereunder or in connection therewith; (iv) any employment discussions the Chase Releasee may have had with any employees of the Joint Venture; or (v) any of the Chase Releasees’ actions taken in connection with (i), (ii), (iii), and (iv) above (collectively, the “Sallie Mae Released Claims”).

D.                                    The Trustee on behalf of itself and its predecessors, successors and assigns (the “Trustee  Releasor”) hereby irrevocably and unconditionally releases and discharges, to the fullest extent permissible under applicable law, the Sallie Mae Releasees and the Chase Releasees, from, and covenant not to assert against the Chase Releasees and/or the Sallie Mae Releasees in any forum, any claims, counterclaims, demands, actions, causes of action, debts, liabilities, damages, costs, fees, expenses, rights, duties, obligations, liens, petitions, suits, losses, controversies, executions, offsets and sums, of any kind or nature, whether direct or indirect, liquidated or unliquidated, contingent or actual, in law or equity, known or unknown, suspected or unsuspected, in contract or tort, or of whatever type or nature, from the beginning of time to the day and date of this Second Amendment, regarding, arising out of, related to, resulting from or in connection with (i) the Joint Venture; (ii) the Joint Venture Related Agreements or any provision thereof or any acts or omissions by any Sallie Mae Releasee and/or by any Chase Releasee relating thereto or any transaction or action taken or contemplated thereunder or in connection therewith; (iii) any employment discussions any Sallie Mae Releasee and/or any Chase Releasee may have had with any employees of the Joint Venture, including without limitation any actions taken to offer stay bonuses or employment guarantees to the employees of the Joint Venture; (iv) any acts or omissions taken by the Sallie Mae Releasees and/or the Chase Releasees in connection with or in opposition to or that were alleged in the petition filed in the Dissolution Action, and (v) any of the Sallie Mae Releasees and/or the Chase Releasees actions taken in connection with (i), (ii), (iii), and (iv) above (collectively the “Chase and Sallie Mae Released Claims”).

E.                                    With respect to the releases provided herein, each of the Releasors warrants and represents with respect to the claims it hereby releases (collectively, the “Released Claims”), that:

(1)                                  It has not heretofore assigned, subrogated or transferred to any person any of the Released Claims and agrees to indemnify, defend, and hold harmless, each person to whom its release runs from any of its Released Claims asserted by any person based upon any such actual or purported assignment or transfer;

(2)                                  No person has any lien, claim or interest in any of the Released Claims;

(3)                                  It will not assign, subrogate or transfer to any person any of the Released Claims;

(4)                                  It will not commence, assert or prosecute, or induce any other person to commence or prosecute, any of the Released Claims;

(5)                                  It is fully authorized to enter into and be bound by the terms of this Second Amendment, and that it is the sole legal and equitable owner and holder of all  Released Claims; and

(6)                                  The person signing this Second Amendment on its behalf has the authority to do so and to make the promises and releases contained herein and to enter into the agreements set forth herein on its behalf.

F.                          The releases contained in this Section 11 herein shall in no way affect the right of any party hereto to seek enforcement of the terms of the ExportSS Agreement and this Second Amendment.

12.                             Agreement of JPMorgan.

JPMorgan covenants (both for itself and for its affiliates, subsidiaries, successors, and assigns) that any FFELP Loans that are guaranteed for the July 1, 2005 through June 30, 2006 Academic year that are generated through the marketing efforts of either the Bank One Education Finance Corporation sales force, or such other Chase affiliate that employs the Bank One Education Finance Corporation sales force or the Joint Venture sales force, that are required to be sold under the ExportSS Agreement, as modified by this Second Amendment will be sold to ECFC (or its designee) pursuant to the ExportSS Agreement, as modified by this Second Amendment.  For avoidance of doubt, the parties acknowledge and agree that if Bank One and/or Chase Bank  shifts any FFELP Loans that are guaranteed for the July 1, 2005 through June 30, 2006 Academic Year that are generated through the marketing efforts of the Joint Venture sales force to other than the Chase Bank’s Department of Education lender identification numbers utilized by the Joint Venture, such FFELP Loans will, notwithstanding such actions, be required to be sold under the ExportSS Agreement, as modified by this Second Amendment and will be sold to ECFC (or its designee) pursuant to the ExportSS Agreement, as modified by this Second Amendment.

JPMorgan covenants (both for itself and for its affiliates, subsidiaries, successors, and assigns) that it will not take any steps (nor will it permit its affiliates or subsidiaries to take any such steps) that results in the avoidance of the sales requirements under Section 9 of the ExportSS Agreement, as amended by this Second Amendment, including, without limitation, any restructurings or creations of legal entities that results in the avoidance of such sales requirements under Section 9 of the ExportSS Agreement, as amended by this Second Amendment.  For avoidance of doubt (excluding the sales commitments in Sections 5.B, 5.C. and 5.D of this Second Amendment regarding first time borrowers), the parties acknowledge and agree that Bank One’s and/or Chase Bank’s election to originate, process or service FFELP Loans on an origination and/or servicing platform other than Sallie Mae’s (as defined in Section 7.A. of this Second Amendment), shall not be deemed to be “avoidance of such sales requirements under Section 9 of the ExportSS Agreement, as amended by the Second Amendment.”

13.  Agreements and Representations and Warranties of SLM, SMI and ECFC

A.                                   SLM covenants (both for itself and for its affiliates, subsidiaries, successors, and assigns) that it will not take any steps (nor will it permit its affiliates or subsidiaries to take any such steps) that results in the avoidance of its purchase obligations under the ExportSS Agreement, as amended by this Second Amendment, including, without limitation, any restructurings or creations of legal entities that result in the avoidance of such purchase requirements under the ExportSS Agreement, as amended by this Second Amendment.

B.                                     SMI and ECFC each warrant and represent that individually or collectively they are the successors to each and all of the rights and obligations of Student Loan Marketing Association with respect to the Joint Venture and with respect to the Joint Venture Related Agreements, and that any claims that Student Loan Marketing Association may ever have had against any of the Chase Releasees that are within the scope of the Sallie Mae Released Claims either have been extinguished or are included in the Sallie Mae Released Claims.

14.                               Counterparts.

This Second Amendment may be executed in one or more counterparts, but in such event, each counterpart shall constitute an original and all of such counterparts shall together constitute one instrument.  Accordingly, this Second Amendment shall become binding, notwithstanding the execution of separate originals, one by each of the Parties hereto.  Signatures hereto exchanged by facsimile shall be binding for all purposes.

15.                               Notices.

The Chase Parties and the Sallie Mae Parties each hereby acknowledge that the notice address set forth in the Settlement Agreement shall continue as the notice address for this Second Amendment.

16.                               Confidentiality

Each of Sallie Mae and Chase agree and covenant that it will take all reasonable steps to ensure, preserve, and protect the confidentiality of the Purchase Prices set forth in this Second Amendment and the minimum FFELP Loan sale amounts in Section 5.D of this Second Amendment, which the parties agree are confidential and shall not be disclosed or revealed by them, except as specified below:

A.                                   By Chase or Sallie Mae to, their accountants, attorneys, auditors, tax return preparers, and/or regulators, or as otherwise required in connection with disclosure obligations under the securities laws.  The parties agree that to the extent permissible under any securities law disclosure obligation that requires disclosure of this Second Amendment, or any portion or terms thereof, they will seek confidential treatment from any such disclosure the items referenced in the first sentence of this Section 16 above;

B.                                     To any third parties as may be mutually agreed in writing by the Parties; and

C.                                     To the extent required by law, subpoena or other judicial process, provided that prior to complying therewith the party receiving such subpoena or process advises (to the extent legally permissible) the other party and the court or issuer thereof of this confidentiality provision and makes reasonable, diligent effort to protect the contents of this Second Amendment from disclosure.

Except as expressly modified herein, the ExportSS Agreement, including without limitation all sales requirements set forth therein, are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, the Parties through each of their duly authorized representatives have hereto set their hands to be effective as of the 21st day of March, 2005.

EDUCATION ONE GROUP, INC.		SALLIE MAE, INC.

By:	/s/ Mary Eure	By:	/s/ Robert Lavet

Name:	Mary Eure	Name:	Robert Lavet

Title:	Secretary	Title:	SVP & General Counsel

SECONDARY MARKET SERVICES, LLC By: Sallie Mae, Inc., Authorized Agent		SLM EDUCATION CREDIT FINANCE CORPORATION
By: Sallie Mae, Inc., Authorized Agent

By:	/s/ Robert Lavet	By:	/s/ Robert Lavet

Name:	Robert Lavet	Name:	/s/ Robert Lavet

Title:	SVP & General Counsel	Title:	SVP & General Counsel

SLM CORPORATION		EDUCATION FIRST FINANCE LLC

By: Sallie Mae, Inc., Authorized Agent		By: Sallie Mae, Inc., Authorized Agent

By:	/s/ Robert Lavet	By:	/s/ Jerry De Rosas

Name:	Robert Lavet	Name:	Jerry De Rosas

Title:	SVP & General Counsel	Title:	Director

CHASE EDUCATION FIRST LLC

By:	/s/ Jerry De Rosas

Name:	Jerry De Rosas

Title:	Director

JP MORGAN CHASE & CO.		JP MORGAN CHASE BANK, N.A.

By:	/s/ James C. P. Berry	By:	/s/ Jeffrey Levine

Name:	James C. P. Berry	Name:	Jeffrey Levine

Title:	Asst. General Counsel & Asst. Corporate Secretary	Title:	S.V.P.

CHASE BANK USA, NATIONAL ASSOCIATION

By:	/s/ Andrew T. Semmelman

Name:	Andrew T. Semmelman

Title:	Senior Vice President

BANK ONE EDUCATION FINANCE CORPORATION		TCB EDUCATION FIRST MARKETING CORPORATION

By:	/s/ Michael Getzler	By:	/s/ Jeffrey Levine

Name:	Michael Getzler	Name:	Jeffrey Levine

Title:	/s/ Vice President	Title:	President

CHASE EDUCATION HOLDINGS, INC.

By:	/s/ Jeffrey Levine

Name:	Jeffrey Levine

Title:	President

Schedule I:

Joint Venture Related Agreements *

1.	Limited Liability Company Agreement of Education First Finance LLC, dated as of September 9, 1996, by and between TCB Education First Corporation and Student Loan Marketing Association

2.	Limited Liability Company Agreement of Education First Marketing LLC, dated as of September 9, 1996, by and between TCB Education First Corporation and Student Loan Marketing Association

3.	Trust Agreement, dated as of September 9, 1996, made with respect to the formation of the Chase/Sallie Mae Education Loan Trust, Education First Finance LLC and The Chase Manhattan Bank as Trustee

4.	Loan Sale Agreement of September 9, 1996, by and among The Chase Manhattan Bank, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

5.	Loan Sale Agreement of September 9, 1996, by and among Texas Commerce Bank, National Association, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

6.	Loan Sale Agreement of September 9, 1996, by and among The Chase Manhattan Bank (USA), N.A., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

7.

Asset Purchase Agreement, dated as of September 9, 1996, by and among The Chase Manhattan Corporation, Student Loan Marketing Association, Education First Marketing LLC, and Education First Finance LLC

8.

Omnibus Agreement, dated as of September 9, 1996 among The Chase Manhattan Corporation, The Chase Manhattan Bank, Student Loan Marketing Association, Education First Finance LLC, and Education First Marketing LLC

9.	Transition Agreement, made the 9th day of September, 1996, by and between The Chase Manhattan Bank and Sallie Mae Servicing Corporation

10.	Master Services Agreement, dated as of September 9, 1996, by and among Education First Marketing LLC, Education First Finance LLC, and The Chase Manhattan Corporation

11.	Master Services Agreement, dated as of September 9, 1996, by and among Student Loan Marketing Association, Education First Marketing LLC, and Education First Financing LLC

* Each, as may have been amended from time to time.

   With respect to each agreement as to which “The Chase Manhattan Bank as Trustee” is listed as a party, that term means “The Chase Manhattan Bank not in its individual capacity but solely as trustee of the Chase/Sallie Mae Education Loan Trust.”

12.	Commitment and Loan Sale Agreement of September 9, 1996 among The Chase Manhattan Bank, The Chase Manhattan Bank as Trustee, and Education First Finance Company LLC

13.

Commitment and Loan Sale Agreement made as of the 9th day of September, 1996 by and among Chase Manhattan Bank USA, National Association, The Chase Manhattan Bank as Trustee, and Education First Finance LLC.

14.	Commitment and Loan Sale Agreement of September 9, 1996 among Texas Commerce Bank, National Association, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

15.	Commitment and Loan Sale Agreement for Loans Being Consolidated of September 9, 1996 among The Chase Manhattan Bank as Trustee, Student Loan Marketing Association, and Education First Finance LLC

16.	Revolving Financing Agreement, dated as of September 9, 1996, between The Chase Manhattan Bank and Student Loan Marketing Association

17.	Revolving Financing Agreement, dated as of September 9, 1996, between Texas Commerce Bank, National Association and Student Loan Marketing Association

18.	Loan Servicing Agreement made the 9th day of September, 1996, by and between The Chase Manhattan Bank and Sallie Mae Servicing Corporation

19.	Loan Servicing Agreement, made the 9th day of September, 1996, by and between Texas Commerce Bank, National Association and the Sallie Mae Servicing Corporation

20.	Loan Servicing Agreement made the 9th day of September 1996 by and among The Chase Manhattan Bank as Trustee, Education First Finance LLC and Sallie Mae Servicing Corporation

21.	Trademark License Agreement dated as of September 9, 1996, by and between The Chase Manhattan Corporation and Education First Marketing LLC

22.	Trademark Licensing Agreement dated as of September 9, 1996, by and between Student Loan Marketing Association and Education First Marketing

23.

Marketing Services Agreement, dated as of September 9, 1996, among The Chase Manhattan Bank, Texas Commerce Bank, National Association, Student Loan Marketing Association and Education First Marketing LLC

24.	Administrative and Professional Services Agreement, dated as of September 9, 1996, by and between Education First Marketing LLC and Education First Finance LLC

25.	Interim Participation Agreement, dated as of September 9, 1996, by and among The Chase Manhattan Bank, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

26.	Interim Participation Agreement, dated as of September 9, 1996, by and among The Chase Manhattan Bank (USA), N.A., The Chase Manhattan Bank as Trustee, and Education First Finance Company LLC

27.	Interim Participation Agreement, dated as of September 9, 1996, by and among Texas Commerce Bank, N.A., The Chase Manhattan Bank as Trustee, and Education First Finance LLC

28.	Master Participation Agreement, dated as of September 9, 1996, by and among TCB Education First Corp., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

29.	Master Participation Agreement, dated as of September 9, 1996, among Student Loan Marketing Association, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

30.	ELSC Loan Participation Agreement, dated as of September 9, 1996, among The Chase Manhattan Bank, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

31.	ELSC Loan Subparticipation Agreement, dated as of September 9, 1996, by and among TCB Education First Corporation, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

32.	ELSC Loan Subparticipation Agreement, dated as of September 9, 1996, among Student Loan Marketing Association, Education First Financing LLC, and The Chase Manhattan Bank as Trustee

33.

Letter of intent dated September 9, 1996 from T. Brisson of Sallie Mae Servicing Corporation to William H. Hoefling of The Chase Manhattan Bank regarding proposed servicing agreements covering unsold portfolios

34.	Letter dated as of September 9, 1996 from W. Hoefling of The Chase Manhattan Bank to L. Marshall of Student Loan Marketing Association regarding name change of TCBEFC

35.

Letter dated as of September 9, 1996 from L. Marshall of Student Loan Marketing Association to W. Hoefling of The Chase Manhattan Corporation regarding cooperation with respect to Department of Education’s expression of interest in Omnibus Agreement

36.

Letter dated as of September 9, 1996 from W. Hoefling of The Chase Manhattan Corporation to L. Marshall of Student Loan Marketing Association regarding cooperation with respect to Department of Education’s expression of interest in Omnibus Agreement

37.	Loan Servicing Agreement, September 9, 1996, among The Chase Manhattan Bank USA, N.A. and Sallie Mae Servicing Corporation

38.	Commitment and Loan Sale Agreement, September 9, 1996, by and among The Chase Manhattan Bank USA, National Association, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

39.

Letter of October 11, 1996, among The Chase Manhattan Bank (on behalf of itself, The Chase Manhattan Bank USA, N.A., and Texas Commerce Bank, N.A.), Education First Financing LLC, and The Chase Manhattan Bank as Trustee, re Document Review Process

40.	Line of Credit Letter Agreement of December 31, 1996 between The Chase Manhattan Bank and TCB Education First Corporation

41.

Amendment, Assignment and Assumption Agreement of January 1, 1997 by and among The Chase Manhattan Bank, Education First Marketing LLC, and University Support Services, Inc. to the PLATO Marketing Agreement

42.	Loan Servicing Agreement signed January 16, 1997 dated as of the 9th day of September 1996 by and between Chase Manhattan Bank USA, National Association, and Sallie Mae Servicing Corporation.

43.	Delinquent Loan Servicing Agreement made January 1, 1997 by and among The Chase Manhattan Bank, Chase Manhattan Bank USA, N.A., Texas Commerce Bank N.A., and Sallie Mae Servicing Corporation

44.	Loan Sale Agreement of February 6, 1997 between Student Loan Marketing Association and The Chase Manhattan Bank re: charged off portfolio

45.	Loan Sale Agreement of February 20, 1997 between Student Loan Marketing Association and The Chase Manhattan Bank re AFSA Loan Portfolio

46.	Loan Sale Agreement of February 20, 1997 between Student Loan Marketing Association and The Chase Manhattan Bank re: AFSA Portfolio 15% purchase price

47.

Letter Agreement dated February 26, 1997 among The Chase Manhattan Bank, Education First Finance LLC, The Chase Manhattan Bank as Trustee, Chase Manhattan Bank USA, N.A., Texas Commerce Bank National Association, and Sallie Mae Servicing Corporation

48.	ACLS Loan Servicing Agreement as of March 24, 1997 between The Chase Manhattan Bank and Sallie Mae Servicing Corporation

49.

Amendment of June 25, 1997 to Commitment and Loan Sale Agreement dated September 9, 1996 among Chase Manhattan Bank USA, National Association, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

50.

Amendment of June 25, 1997 to Commitment and Loan Sale Agreement dated September 9, 1966 among Texas Commerce Bank, National Association, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

51.	Amendment of June 25, 1997 to Commitment and Loan Sale Agreement dated September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

52.

Amendment of June 25, 1997 to the Master Participation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

53.

Amendment of June 25, 1997 to the ELSC Loan Subparticipation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

54.

Amendment as of July 1, 1997 to the Master Participation Agreement dated as of September 9, 1996 among Student Loan Marketing Association, Education First Finance LLC and The Chase Manhattan Bank as Trustee

55.

Amendment as of July 1, 1997 to the Master Participation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC and The Chase Manhattan Bank as Trustee

56.

Amendment as of July 1, 1997 to the ELSC Loan Subparticipation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

57.	Amendment of July 1, 1997 to ELSC Loan Subparticipation Agreement dated September 9, 1996 among Student Loan Marketing Association, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

58.	Yield Adjustment Acknowledgment as of July 1, 1997 among Education First Finance LLC, Student Loan Marketing Association, and Chase Education Holdings, Inc.

59.	Reimbursement Agreement of July 1, 1997 among The Chase Manhattan Bank, Education First Marketing LLC, Student Loan Marketing Association, and Chase Education Holdings, Inc.

60.

Amendment of January 1, 1998 to Omnibus Agreement of Sept 9, 1996 among Student Loan Marketing Association, Education First Finance LLC, Education First Marketing LLC, The Chase Manhattan Bank, and The Chase Manhattan Corporation, related to transition costs

61.	Loan Sale Agreement of August 8, 1997 between Student Loan Marketing Association and The Chase Manhattan Bank, re Columbia University loan portfolio

62.

Assignment, Assumption and Consent Agreement dated August 4, 1997 relating to Agreement of March 14, 1985 among Trustees of Columbia University School of Business, The Chase Manhattan Bank, and Student Loan Marketing Association

63.

Assignment, Assumption and Consent Agreement dated August 4, 1997 relating to Agreement of March 14, 1985 among Trustees of Columbia University School of Law, The Chase Manhattan Bank, and Student Loan Marketing Association

64.

Approval & Waiver by Sallie Mae Servicing Corporation and Education First Finance LLC to The Chase Manhattan Bank re: Servicing Agreement of July 1, 1998 between The Chase Manhattan Bank and USA Group Loan Services, Inc.

65.	Approval & Waiver by Sallie Mae Servicing Corporation and Education First Finance LLC to The Chase Manhattan Bank re: Servicing Agreement of July 1, 1998 between The Chase Manhattan Bank and Unipac

66.	Amendment of June 5, 1998 to Trademark License Agreement dated as of September 9, 1996 between Education First Marketing LLC and Student Loan Marketing Association

67.	Amendment of June 5, 1998 to Trademark License Agreement dated as of September 9, 1996 between Education First Marketing LLC and The Chase Manhattan Corporation

68.

Amendment as of July 1, 1998 to Master Participation Agreement dated as of September 9, 1996 among Student Loan Marketing Association, Education First Finance LLC and The Chase Manhattan Bank as Trustee

69.	Amendment as of July 1, 1998 to Master Participation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC and The Chase Manhattan Bank as Trustee

70.

Amendment as of July 1,1998 to ELSC Loan Subparticipation Agreement dated as of September 9, 1996 among Student Loan Marketing Association, Education First Finance LLC and The Chase Manhattan Bank as Trustee

71.

Second Amendment as of July 1, 1998 to the Master Participation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

72.

Second Amendment as of July 1, 1998 to the ELSC Loan Subparticipation Agreement dated as of September 9, 1996 among Chase Education Holdings, Inc., Education First Finance LLC, and The Chase Manhattan Bank as Trustee

73.

Second Amendment as of July 1, 1998 to the ELSC Loan Subparticipation Agreement dated as of September 9, 1996 among Student Loan Marketing Association, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

74.

Second Amendment as of July 1, 1998 to the Master Participation Agreement dated as of September 9, 1996 among Student Loan Marketing Association, Education First Finance LLC, and The Chase Manhattan Bank as Trustee

75.	Consent and Acknowledgement As to Chase Lending Policy, dated July 30, 1998, by Sallie Mae Servicing Corporation and Education First Finance LLC

76.	Amendment of August 1, 1998 to Commitment and Loan Sale Agreement dated September 9, 1996 among The Chase Manhattan Bank, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

77.

Amendment of August 1, 1998 to Commitment and Loan Sale Agreement dated September 9, 1996 among Chase Bank of Texas, National Association, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

78.	Loan Sale Agreement of December 1, 1998 among Education First Finance LLC, The Chase Manhattan Bank as Trustee, and Student Loan Marketing Association

79.

Letter Amendment dated December 1, 1998 Amending the three Loan Servicing Agreements dated September 9, 1996 between Sallie Mae Servicing Corporation and (1) The Chase Manhattan Bank; (2) Education First Finance LLC and the Chase Manhattan Bank as Trustee; and (3) The Chase Bank of Texas, N.A.

80.	Direction Letter of December 21, 1998 to Trustee re: Sale of JV Portfolio

81.	Amendment of January 1, 1999 to Commitment and Loan Sale Agreement of September 9, 1996 among The Chase Manhattan Bank, The Chase Manhattan Bank as Trustee, and Education First Finance LLC

82.	Commitment and Loan Sale Agreement of January 1, 1999 among The Chase Manhattan Bank as Trustee, Education First Finance LLC and Student Loan Marketing Association.

83.	Commitment and Loan Sale Agreement for Private Loans of January 1, 1999 between Chase Manhattan Bank USA, N.A. and Student Loan Marketing Association.

84.	Amendment of January 1, 1999 to Loan Servicing Agreement dated September 9, 1996 between Chase Manhattan Bank USA, National Association and Sallie Mae Servicing Corporation

85.

Program Agreement for the Signature Education Loan Program [HICA-Insured] entered into as of the 1st day of January, 1999 by and among HICA, Chase Manhattan Bank USA, N.A., and The Chase Manhattan Bank

86.

Signature Select Loan Amendment of February 1, 1999 to Commitment and Loan Sale Agreement for Private Loans dated January 1, 1999 between Student Loan Marketing Association and Chase Manhattan Bank USA, N.A.

87.	Amendment of March 25, 1999 to Loan Sale Agreement of December 1, 1998 among The Chase Manhattan Bank as Trustee, and Education First Finance LLC and Student Loan Marketing Association

88.	Laureate and Parent Answer Services Amendment, dated May 1, 1999 to Loan Servicing Agreement dated September 9, 1998, between The Chase Manhattan Bank and Sallie Mae Servicing Corporation

89.

Amendment, dated May 1, 1999, to Commitment and Loan Sale Agreement dated as of January 1, 1999 among The Chase Manhattan Bank as Trustee, Student Loan Marketing Association, and Education First Finance LLC

90.	Amendment to Commitment and Loan Sale Agreement of September 9, 1996 by and among The Chase Manhattan Bank, The Chase Manhattan Bank as Trustee and Education First Finance LLC.

91.	Letter Agreement dated July 16, 2002 pertaining to Term Sheet signed by Student Loan Marketing Association, Sallie Mae Servicing L.P., JPMorgan Chase Bank, and Chase Manhattan Bank USA, N.A.

92.

Any other agreements, whenever entered into, intended by the parties thereto to be included within the definition of “Venture Agreements” as defined in Section 2.1 of the Limited Liability Company Agreement of Education First Finance LLC dated as of September 9, 1996, by and between TCB Education First Corporation and Student Loan Marketing Association, and any amendments, modifications, or supplements to any such agreement.

SCHEDULE II

INSERT INDIANA AND GEORGE MASON CUSTOM DEAL LETTERS

SallieMae

P.O. Box 6180

Indianapolis, IN 46206

January 28, 2004

Jennifer Foutty

Purchasing Contract Manager

Indiana University Purchasing

400 East 7th Street, Room 416

Bloomington, IN  47405

Dear Jennifer,

Thank you for the opportunity to continue working with you and your staff to deliver a comprehensive education financing solution for students of Indiana University (see attached list of campuses).  Sallie Mae’s solution includes an industry leading federal loan program along with a customized private loan program.  This “Letter of Understanding” summarizes the products and services that Sallie Mae will provide to Indiana University, its students and their parents.  This Letter is considered an addendum to the Agreement between Indiana University and Sallie Mae dated November 14, 2003 and all terms in that Agreement remain in effect.  The terms in this letter are in effect for the Academic Year  2004/2005 and will be renegotiated each academic year, renewable through June 30, 2009.

Our main objectives will be to accomplish the following:

•                              Offer Indiana University students and their parents a comprehensive education financing plan that includes:

•                              Industry leading federal loan programs;

•                              Private loan program with competitive rates and fees; and

•                              Signature Opportunity Loan Program — private loans for students ineligible for other programs, including international students with proper INS documentation.

•                              Offer borrowers flexible repayment options and money-saving borrower benefits.

Sallie Mae is committed to these goals and pledges the full support of its professional staff in achieving these objectives.  We are confident that Sallie Mae has the expertise, depth and resources and infrastructure to create and implement an education-financing program that stands ahead of our competitors.

INDIANA UNIVERSITY	Proprietary and Confidential	SallieMae

Nobody lends you more support

Terms of the Indiana University Comprehensive Line Program

Sallie Mae will provide a loan program tailored to the needs of Indiana University, its students and their parents.  Under the program, Sallie Mae offers Indiana University students a comprehensive education financing solution, including both federal and private education loans.  The Indiana University/Sallie Mae arrangement will enable Indiana University to offer an innovative private loan program and expand access to education programs.

Federal Family Education Loan Program

Bank One (811925), Chase (807807), Dollar Bank (822583), FNB Sioux Falls (810457), Suntrust Bank (819873), Fifth Third Bank (803688), National City Bank (831403) and Citizens Bank of New England (805204) will fund FFELP loans for Indiana University students and their parents.  Sallie Mae has agreements to purchase FFELP loans made by the above lenders and will provide loan origination and life-of-loan servicing on such loans.

Indiana University has indicated that they plan to continue to use USA Funds as its guarantor.  USA Funds is Sallie Mae’s preferred guarantor.  Sallie Mae manages the guarantee, disbursement and customer service functions for USA Funds.  By selecting a Sallie Mae lender and USA Funds as its guarantor, Indiana University will have the benefit of true life-of-loan servicing from loan guarantee through repayment.

Subsidized and Unsubsidized Federal Stafford Loan Program – Students who meet all Title IV eligibility criteria can borrow for both undergraduate and graduate education.

Federal PLUS Loan Program – Eligible parents may borrow for each dependent undergraduate who is enrolled at least halftime.  Parents may finance up to the full cost of attendance, less financial aid the student receives.  Parents can apply for the loans via Sallie Mae’s Parent Answer® Service.

•                              Sallie Mae’s Parent Answer Service consists of a group of well-trained financial aid and loan counselors dedicated to assisting parents with college financing options.

•                              Parent Answer provides credit counseling for parents who have credit issues that may keep them from being credit Approved for a PLUS loan.  This counseling service is known as PLUS SuccessSM.  In many cases, issues can be resolved quickly, and a parent can be credit approved for a PLUS loan.

Private Loan Programs

Sallie Mae’s private loan programs are designed to provide students with additional funding when federal loan programs do not meet the total cost of education.  Sallie Mae sponsors the MBA LOANS® Program, the LAWLOANS® Program, the MEDLOANS® Program, the Indiana University Custom Dental Loan Program and the Signature Education Loan® Program.  Sallie Mae services these loans for the life of the loans.  The private loan rates, fees and terms are those in effect for Academic Year 2004/2005.  These loan programs are reviewed on an annual basis and are subject to change.  Sallie Mae will consult with Indiana University on any material changes prior to their implementation.  This includes any changes to the rates and fees.

MBA LOANS Program – Sponsored by the Graduate Management Admissions Council, MBA LOANS is a combination of Stafford and private loans for students enrolled in a graduate business program with private loan rates as low as [**].  Students should apply for their Stafford Loan through MBA LOANS program before applying for a private loan.  The MBA LOANS private loan is available to full-time and part-time students enrolled in a graduate management program.  International students are eligible to apply if they obtain an eligible co-borrower.  Students that qualify will be entitled to the following custom rates and fees.

Custom MBA LOANS Private Loan Rates and Fees for AY 2004/2005 with a Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Custom MBA LOANS Private Loan Rates and Fees for AY 2004/2005 with out a Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

The minimum loan amount is $500.  The annual loan limit for the private loan is the cost of education less financial aid.  The aggregate loan limit for the MBA LOANS Program is $175,000.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

LAWLOANS® Program – With LAWLOANS, students can finance the entire cost of their law school education by using Stafford loans, LAWLOANS private loan and Bar Study Loan® (BSL) programs.  Students should apply for their Stafford Loan through the LAWLOANS program before applying for the LAWLOANS private loan.  All students pursuing law degrees at least halftime and enrolled in an American Bar Association (ABA) accredited law school are eligible to apply for the LAWLOANS private and Bar Student loans.  The LAWLOANS Program offers high approval rates with interest rates as low as [**].  Students that qualify will be entitled to the following custom rates and fees.

Custom LAWLOANS Private Loan Rates and Fees for AY 2004/2005 with a Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Custom LAWLOANS Private Loan Rates and Fees for AY 2004/2005 with out a Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

The Bar Study Loan is available to assist students in paying expenses associated with studying for the Bar exam.  The rates and fees are as follows:

	Interim Interest Rate	Repayment Interest Rate	Disbursement Fee	Repayment Fee
With a co-borrower	[**]%	[**]%	[**]%	[**]%
Without a co-borrower	[**]%	[**]%	[**]%	[**]%

The minimum loan amount is $500.  The annual loan limit for the LAWLOANS private loan is the cost of education less federal loans, grants, scholarships, and other financial aid.  The aggregate loan limit for the LAWLOANS Program is $150,000.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

The Indiana University Custom Dental Loan – Sponsored by Sallie Mae, the Indiana University Custom Dental Loan is a combination of Stafford and private loans for students enrolled in a dental program with private loan rates as low as [**].  Students should apply for their Stafford Loan before applying for a private loan.  The Indiana University Custom Dental private loan is available to students enrolled at least half time in a dental program.  International students are eligible to apply if they obtain an eligible co-borrower.  Students that qualify will be entitled to the following custom rates and fees.

Indiana University Custom Dental Loan Rates and Fees for AY 2004/2005 with a
Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Indiana University Custom Dental Loan Rates and Fees for AY 2004/2005 with out a
Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

The minimum loan amount is $500.  The annual loan limit for the Indiana University Custom Dental Loan is the cost of education less financial aid.  The aggregate loan limit (all student loan debt, including federal and private) is $220,000.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

Students with an Indiana University Custom Dental Loan will have a 6 month grace period.  They will also be given the opportunity to defer making payments for an additional 18 months.

The Signature Student Loan is a credit-based privately insured loan designed to provide additional funding after students have received all of their financial aid including federal loans.  The Signature Student Loan is available to undergraduate, graduate and health profession students enrolled at least halftime and pursuing a degree.  The interest rates and fees are tiered, based on the student borrowers or co-borrower’s credit history.  The Signature Student Loan offers high approval rates with interest rates as low as [**].  Foreign students and students with no credit or an insufficient credit history must apply with a creditworthy co-borrower.  Students that qualify will be entitled to the following custom rates and fees.

Custom Signature Student Loan Rates and Fees for AY 2004/2005 with a Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Custom Signature Student Loan Rates and Fees for AY 2004/2005 with out a Co-borrower

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Note:  students enrolled in a graduate business program can select between the MBA LOANS private loan and the Signature Student Loan.  Students enrolled in a graduate law program are not eligible for a Signature Student Loan, however, these students have the opportunity to apply for a LAWLOANS private loan.

The minimum loan amount is $500.  The annual loan limit for the Signature Student Loan is the cost of education less financial aid.  The aggregate loan limit (all student loan debt, including federal and private) is $100,000 for undergraduate students and $150,000 for graduate students.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

Opportunity Loan Program – As part of the comprehensive financing plan, Sallie Mae’s lender partners will provide a limited number of loans to students who are ineligible for other programs (i.e. the MBA LOANS Program, the LAWLOANS, Program and the Indiana University Custom Dental Loan Program and the Signature Student Loan Program).  The purpose of these loans is to provide the opportunity for academically qualified students to pursue an education at Indiana University.  Indiana University will have the authority to determine which students would be approved under this program, including international students with proper INS documentation.  The university will not be required to assume any risk for these loans.  Students with previous student loan defaults are not eligible for an Opportunity Loan.

Opportunity Loan Rates and Fees for AY 2004/2005

Interest Rate	Disbursement Fee	Repayment Fee
[**]%	[**]%	[**]%

Sallie Mae will work with Indiana University to approve up to $[**] in Opportunity Loans annually beginning with AY 2004/2005 (July 1, 2004 through June 30, 2005).

In determining which applicants will receive Opportunity Loans, Indiana University will not discriminate against an applicant on the basis of race, color, religion, national origin, sex, sexual orientation, martial status or age (provided that the applicant has the capacity to enter into a binding contract), the fact that all or part of the applicant’s income derives from any public assistance program, or the fact that the applicant has in good faith exercised any right under the federal Consumer Credit Protection Act or any state law upon which an exemption to the Act has been granted by the Federal Reserve Board.

Terms for the MBA LOANS private loan, the LAWLOANS private loan and Bar Study Loan, the Indiana University Custom Dental Loan, the Signature Student Loan and the Opportunity Loan:

•                              Combined billing for Stafford and private loans.  Students will receive one monthly billing statement combing their Stafford and private loans serviced by Sallie Mae.

•                              There is no minimum income and no debt-to-income ratio requirement for student borrowers.

•                              Foreign students and students with no credit or an insufficient credit history are required to apply with a creditworthy U.S. co-borrower.

•                              Co-borrower release option:  after 24 on-time payments of principal and interest customers may request a co-borrower release.  Customers must meet applicable credit requirements at that time.  (N/A for Opportunity Loans).

•                              Interest rates and fees are effective with first disbursements on or after June 1, 2004.

•                              Disbursement fees are capitalized (added to the loan balance) allowing students to receive the full amount of the loan requested.

•                              Interest rates are variable.

•                              In-school deferment:  Students are not required to make payments while they remain enrolled in school at least halftime.

•                              Six-month grace period for MBA LOANS private loans, Indiana University Custom Dental Loans, Signature Student Loan and Opportunity Loans

•                              Students with an Indiana University Custom Dental Loan will have a 6 month grace period.  They will also be given the opportunity to defer making payments for an additional 18 months.

•                              Nine-month grace period for LAWLOANS private loans and Bar Study Loans.

•                              Affordable 15-year repayment term.  Borrowers with large balances can select repayment terms of up to 25 years.

•                              $50 minimum monthly payment.

•                              Flexible repayment options include a graduated repayment option and extended terms.

•                              Customer service and online account access available at www.salliemae.com.

MEDLOANSSM Program – Sponsored by the Association of American Medical Colleges® (AAMC), MEDLOANS is a combination of federal (Stafford and Consolidation) and private loans available for osteopathic and allopathic medical students.  Students should apply for their FFELP through the MEDLOANS program before applying for the private loan.  Both the MEDLOANS federal and Alternative Loan Program loans are funded by Bank One.  MEDLOANS Stafford customers are eligible for the MEDLOANS Healthier ReturnsSM and MEDLOANS Stafford Cash Back benefits.

Rates and Fees for the MEDLOANS Alternative Loan Program Loan AY 2004/2005

Interim Interest Rate	Repayment Interest Rate*	Disbursement Fee	Repayment Fee
[**]%	[**]%	[**]%	[**]%

*The Alternative Loan Program Repayment Rate will be [**]% if customers participate in the Direct Repay and MEDLOANS Rewards programs (described in the Borrower Benefits section later in this proposal).

The minimum loan amount is $500.  The maximum loan amount is cost of education less other financial aid received.  The aggregate loan limit (all student loan debt, including federal and private) is $220,000.

Terms and Conditions of the MEDLOANS Alternative Loan Program include:

•                              Repayment begins 3 years after graduation or 9 months after the borrower’s status drops to less than halftime.

•                              Standard repayment term is 20 years, with alternative repayment terms available.

•                              Interest capitalization occurs once after interrupted periods of grace and deferment.

The MEDEX Loan Program is available to students in their final year of medical school.  The MEDEX loan helps them finance the expenses associated with securing a residency position after medical school (i.e. travel to residency interviews and relocation costs) which cannot be funded under federal student loan programs.  Students can borrow up to $12,000 through this loan program.

Rates and Fees for the MEDEX Loan AY 2004/2005

Interim Interest Rate	Repayment Interest Rate*	Disbursement Fee	Repayment Fee
[**]%	[**]%	[**]%	[**]%

*The MEDEX Loan Repayment Rate will be [**]% if customers participate in the MEDEX RewardsSM Programs (described in the Borrower Benefits section later in this proposal).

Borrower Benefits

Sallie Mae leads the industry with benefits that reward customers for repaying their loans on time, and make federal student loans more affordable.  These benefits are available for loans originated, sold to and serviced by Sallie Mae throughout repayment.

Stafford Loan Borrower Benefits:

Indiana University campuses will have the option of selecting one or both of the following Stafford loan borrower benefit programs (Note:  these packages cannot be combined).  Both packages will be offered to all eligible students.  However, an individual student will select only one package for all of his/her Stafford loans.  In making this decision, we encourage serial borrowers to remain with their current Sallie Mae lender so that they do have to complete a new Master Promissory Note.  The two options are outlined as Scenario I and Scenario II below.

Scenario I – Indiana University Stafford Borrower Benefit Package (Loans funded by Dollar Bank and FNB Sioux Falls):

•                              [**]% Loan Origination Fee for Stafford Loan Borrowers – Indiana University borrowers, with loans disbursed on or after July 1, 2004, through June 30, 2009, will have access to federal Stafford loans with a [**] percent loan origination fee.  These loans will be funded by FNB Sioux Falls and Dollar Bank.

•                              Indiana University [**] Percent Rewards – Stafford borrowers funded FNB Sioux Falls or Dollar Bank who make their first 33 scheduled payments on-time get a [**] percentage point interest rate reduction on each eligible loan as long as they continue to pay on time.  (Note: this interest rate reduction cannot exceed the actual interest rate on the loan at the time the benefit is earned.)

•                              Indiana University-Bloomington Stafford serial loan borrowers whose loans were funded by FNB Sioux Falls for AY 2003/2004 will have the opportunity to replace their existing Sallie Mae Cash Back borrower benefit with the Indiana University [**] Percent Rewards Program, using their existing Master Promissory Note on new serial loans.

•                              [**] Percent Guarantee Fee – Indiana University students will have access to a [**] percent guarantee fee loan for AY 2004/2005.

Scenario II – Indiana University Stafford Borrower Benefit Package (Loans funded by Bank One, Chase, Fifth Third Bank, Suntrust Bank, National City Bank and Citizens Bank of New England):

•                              Indiana University Payback for Stafford Borrowers – Stafford borrower will receive a credit when Sallie Mae purchases the loans (approximately 30 days after full disbursement) that is equal to [**]% of the original principal balance of each eligible Stafford loan.  Borrowers are in control of their savings by choosing to receive the benefit as either cash or a loan account credit.

All Indiana University students will receive the benefit if they obtain a Stafford loan first disbursed on or after July 1, 2004 that is funded by Bank One, Chase, Fifth Third Bank, Citizens Bank of New England, National City Bank or Suntrust Bank.  Borrowers will receive a check from Sallie Mae.  It will be mailed to their address on record approximately 30 days after full disbursement.  In the event that the check is not cashed or the check is returned for an insufficient address, the credit will be applied to the borrowers account.

Borrowers will also be encouraged to enroll in Manage Your Loans and agree to receive account information via e-mail.

•                              Indiana University [**] Percent Rewards – Stafford borrowers funded by Bank One, Chase, Fifth Third Bank, Citizens Bank of New England, National City Bank or Suntrust Bank who make their first 33 scheduled payments on-time get a [**] percentage point interest rate reduction on each eligible loan as long as they continue to pay one time.  (Note: this interest rate reduction cannot exceed the actual interest rate on the loan at the time the benefit is earned.)

•                              [**] Percent Guarantee Fee – Indiana University students will have access to a [**] percent guarantee fee loan for AY 2004/2005.

MEDLOANS Stafford Loan Borrower Benefits

•                              The MEDLOANS Stafford Cash Back Program offers MEDLOANS Stafford borrowers choice, convenience and substantial savings.  With this benefit, borrowers receive a [**]% credit based on the eligible loan’s original principal amount.  Borrowers are in control of their savings by choosing to receive the benefit as either cash or a loan account credit.  To qualify:

•                               A MEDLOANS Stafford loan must have been first disbursed with Bank One and be owned and serviced by Sallie Mae throughout repayment.

•                               The customer must enroll in Manage Your Loans and sign up to receive account information by e-mail.

•                               The borrower must make his/her initial 33 scheduled payments on time.

This benefit is in addition to the MEDLOANS Healthier Returns benefit.

•                              MEDLOANS Healthier Returns – MEDLOANS Stafford borrowers can earn a [**]% credit towards their loan balance when they graduate, activate Manage Your Loans to view their account online and agree to receive their account information at a valid e-mail address.  The credit will be calculated based on the borrower’s original principal balance of each eligible loan and may be applied to the borrower’s account as early as graduation if all criteria have been met.

•                              [**] Percent Guarantee Fee – Indiana University students will have access to a [**] percent guarantee fee loan for AY 2004/2005.

PLUS Loan Borrower Benefits:

PLUS loan borrowers funded by Bank One, Chase, Fifth Third Bank, Citizens Bank of New England, Suntrust Bank, FNB Sioux Falls, National City Bank or Dollar Bank will have access to the following PLUS loan borrower benefit programs:

•                              Indiana University PLUS PaybackSM – PLUS borrowers funded by Bank One, Chase, Fifth Third Bank, Citizens Bank of New England, Suntrust Bank, FNB Sioux Falls, National City Bank or Dollar Bank will receive a credit equal to [**]% of the original principal balance on eligible PLUS loans after making their first scheduled monthly payment on time.  In order to qualify for Indiana University PLUS Payback, borrowers must also enroll in Manage Your Loans and sign up to receive account information via email.

•                              Direct Repay – PLUS loan borrowers who authorize the automatic debit of funds from their checking or savings accounts to cover their monthly education loan payments will receive a [**] percentage point interest rate reduction on eligible loans for as long as they make on time payments through the plan.

•                              [**] Percent Guarantee Fee – Indiana University parents will have access to a [**] percent guarantee fee loan for AY 2004/2005.

MEDLOANS Private Loan Borrower Benefits:

•                              MEDLOANS RewardsSM Program – MEDLOANS Alternative Loan Program private loan borrowers are eligible for an immediate [**] percentage point interest rate reduction.  Borrowers will retain this benefit as long as they continue to pay on time.

•                              MEDEX RewardsSM Program – MEDEX private loan borrowers are eligible for an immediate [**] percentage point interest rate reduction.  Borrowers will retain this benefit as long as they continue to pay on time.

•                              Direct Repay – MEDLOANS Alternative Loan Program and MEDEX borrowers who authorize the automatic debit of funds from their checking or savings account to cover their monthly education loan payments will receive a [**] percentage point interest rate reduction on eligible loans for as long as they make on time payments through the plan.

Combined Billing

Borrowers with FFELP and private loans owned and serviced by Sallie Mae have the benefit of receiving one monthly billing statement combining the loans.

Repayment Options

Combined Billing – FFELP and private loan customers whose loans are owned and serviced by Sallie Mae have the benefit of receiving one monthly billing statement combining the loans.

Net.RepaySM is an online student loan bill presentment and payment service.  With this system, customers receive an e-mail reminder when their monthly bill is available for viewing.  After viewing, clicking on the “Pay” button will automatically debit the user’s specified bank account on the next business day.

The Standard Repayment option provides Stafford, PLUS and private loan customers with the lowest total loan cost.  This option requires payments of principal and interest due each month.

Sallie Mae also offers several graduated and reduced payment options to make payments more affordable.  Eligibility for a graduated repayment plan is dependent on loan type, interest rate and repayment time remaining.

The Grad ChoiceSM option is a graduated repayment plan that allows customers to make reduced payments for two, three or four years that may be as low as interest only with standard payments of principal and interest for the remaining repayment term.  Payments under a Grad Choice option in some cases can be more than 60% lower during the reduced payment period than payments made under the Standard Repayment option.  This repayment option is available to Stafford and PLUS loan customers.

The Select StepSM option is a graduated repayment plan that allows customers to make interest-only payments for up to four years followed by standard payments of principal and interest for the remaining repayment term.  This repayment option is available to Stafford, PLUS and private loan customers.

The FLEX REPAYSM option – offered exclusively by Sallie Mae – makes payments more affordable for Stafford and PLUS customers by extending student loan repayment while minimizing total loan costs as compared with loan consolidation.  With Flex Repay, eligible customers can get lower payments for up to four years.  If payment relief is still needed, principal and interest payments can gradually be increased for up to five years through reduced payment forbearance.  Standard principal and interest payments follow for the remaining repayment term.  The Flex Repay option is an affordable alternative to loan consolidation.

The Income-Sensitive Repayment option offers payments that are based on a percentage of the borrower’s monthly gross income.  (The minimum payment amount must cover the monthly interest accrual.)  The borrower must reapply every year and payments are adjusted annually to reflect any changes in the borrower’s income.  This program is open to Stafford, PLUS and consolidation loan customers.

Extended Repayment Option – Certain customers with greater than $30,000 in outstanding FFELP debt may be eligible for a 25-year repayment term and the choice of either a standard or graduated payment plan.

Signature Student Loan, MBA LOANS private loan, Indiana University Custom Dental Loan, LAWLOANS private loan and Bar Study Loan customers with private loan debt in excess of $20,000 may be eligible to extend their repayment term up to 20-years.  Customers with even higher balances may be able to extend their term up to a 25-years.

Loan Consolidation

Sallie Mae customers and non-Sallie Mae customers who have FFELP loans with more than one holder have the ability to consolidate with Sallie Mae.  Sallie Mae offers several loan consolidation options:

•                              The SMART LOAN Consolidation Account is a practical, education debt-management option that enables customers to consolidate all of their federal loan debt (Stafford, PLUS and Perkins).  This program enables customers to reduce their initial monthly payments by as much as 50 percent.  As the nation’s largest FFELP consolidation lender, Sallie Mae provides customers with expert consolidation counseling via a toll-free telephone number, and an array of web-based services, including an online application and electronic signature.

•                              The MEDLOANS Consolidation Loan is a federal consolidation loan program offered by Sallie Mae in cooperation with the Association of American Medical Colleges (AAMC).  The MEDLOANS Consolidation Loan is a practical debt management tool that offers all the benefits of a federal loan consolidation and more!  Designed exclusively for customers who have attended schools of allopathic or osteopathic medicine, the MEDLOANS Consolidation Loan program provides special borrower benefits that can potentially save thousands of dollars in interest expenses.  MEDLOANS also offers consolidation counseling services tailored to meet the needs of today’s medical students and residents as well as practicing physicians.

•                              SMART Advantage Account – allows Sallie Mae Stafford and PLUS borrowers to place their Sallie Mae loans into a non-consolidated account and consolidate only the loans that Sallie Mae does not currently own (i.e., direct loans).  Borrowers receive payment relief needed through a longer repayment term and maintain eligibility for Sallie Mae’s borrower benefits, which will reduce the total cost of their loan indebtedness.

Sallie Mae can work with Indiana University to endorse and promote loan consolidation programs to students with outstanding direct loans or FFELP loans with other lenders to ensure that customers are aware of their consolidation options.  Sallie Mae believes that the following services will allow Indiana University to personalize the relationship with their students.  These services can include:

•                              Onsite exit counselling.  Sallie Mae can lead in-depth sessions designed to meet the needs of your students.  Handouts can be tailored to include consolidation examples based on typical student debt profiles for your programs.

•                              Training sessions for your financial aid staff.  These sessions are designed to help FAAs understand the consolidation application process and counsel students about debt management.

•                              Loan consolidation materials.  These materials range from pocketsize consolidation information cards to comprehensive consolidation packets that include an informative, 12-page booklet and a SMART LOAN application.

•                              Personalized communications to students.  Sallie Mae can help your staff draft letters alerting students to specific consolidation opportunities, such as a pending rate change, or prepare and mail letters to those students who are Sallie Mae customers.  These communications can be targeted to students who are preparing to graduate, to students who have graduated or to students who are already in repayment.

Customers who consolidate through Sallie Mae will have access to the following loan consolidation borrower benefit programs.  These programs offer substantial savings through interest rate discounts awarded for on-time payments.

•                              Direct Repay – SMART LOANS Consolidation Account borrowers will receive a ¼ percentage point interest rate reduction on eligible loans if they authorize the automatic debit of funds to cover their monthly loan payments.

•                              SMART LOAN® Consolidation Account Benefit – Customers who have an initial federal consolidation loan balance of at least $10,000 can earn a 1-percentage point interest rate reduction after they make their first 36 scheduled monthly payments on time.  The interest rate reduction continues as long as on time payments are made.

•                              MEDLOANS Consolidation Rewards – a 1 percentage point interest rate reduction is available on MEDLOANS Consolidation Loans made on or after January 15, 2003.  To qualify, MEDLOANS Consolidation customers must make their initial 48 scheduled monthly payments on time.  The interest rate reduction continues as long as on time payments are made.

Note:  Benefits are not applicable to the portion of MEDLOANS Consolidation Loans that are made up of HEAL loans.

•                              MEDLOANS Consolidation Cash Back – is an incentive program that rewards MEDLOANS Consolidation Loan customers for consistently making their payments on time and taking advantage of Sallie Mae’s web-based account services.  With this benefit, customers choose to receive a 1% credit or cash back based on the original principal amount of their MEDLOANS Consolidation Loans.  To qualify:

•                              A MEDLOANS Consolidation Loan must have its first disbursement on or after January 15, 2003.

•                              The customers must enroll in Manage Your Loans and sign up to receive account information by e-mail.

•                              The customer may make his/her initial 33 scheduled payments on time.

Customers must satisfy the above requirements as of the due date of their initial 33rd scheduled payment.

Web-based Technologies

Sallie Mae will proactively incorporate Web-based and state-of-the-art technology to create more efficient loan delivery products to meet the unique needs of your school and its students.  During all phases of the transition from your FAMS to PeopleSoft, Sallie Mae’s technical and support staff will be available to work with Indiana University to ensure a smooth transition.  Dedicated onsite resources will be made available as required.

•                              OpenNet 2.0 is Sallie Mae’s user-friendly loan delivery system that gives you and your staff control and visibility over your entire student loan process – from start to finish.  This completely online loan process helps speed the delivery of funds to your campus, gives your parents / students the peace of mind that their funding is secure and reduces the amount of time your staff spends on purely administrative tasks.  Implementing OpenNet 2.0 requires minimal involvement from your staff.

OpenNet 2.0’s “PIN-less” electronic signature process expedites the delivery of loan funds by eliminating mail transit time for loan applications, simplifies the application process by reducing paper, and provides unprecedented convenience to parents and students.

•                              Internet Account Access – Indiana University staff and borrowers will have 24-hour access to Sallie Mae-serviced accounts through www.salliemae.com.  School Self Service provides your financial aid staff with access to financial aid forms, online reports and password-protected student loan account information.  Our Manage Your Loan service allows borrowers to track account information, make loan payments online, change payment plans, postpone payments, update personal profiles and send secure emails to Sallie Mae.

Other Services for Borrowers

Sallie Mae uses technologies that increase student satisfaction in all facets of their interaction with Indiana University.  For example, our Web-based systems allow students to complete the loan process and update loan information 24 hours a day, 7 days a week.  This process may be initiated by students or by the University.  In addition to loan delivery solutions, Sallie Mae offers other services including:

•                              Online correspondence for all federally-required notices;

•                              The ability to make their payments on-line with a monthly e-mail reminding them of their payment;

•                              Ability to view and update loan data instantly;

•                              Ability to request a deferment or forbearance online, over the telephone, or via fax; and

•                              Access to TrueCareersSM, a free and confidential career web site search tool.

Marketing of Sallie Mae Products and Services

Sallie Mae will work with Indiana University to develop and print web based materials that effectively promote the Sallie Mae products and services offered.  This will include materials that encourage students to sign up for Manage Your Loans.

Indiana University, in counseling its students, will remind them of the benefits of selecting one lender for all of their funding needs.

Summary

Sallie Mae is confident that through this comprehensive solution Indiana University will be able to offer financing to students and families on highly competitive terms, achieve a maximum loan approval rate and minimize potential liability.

Sallie Mae welcomes the opportunity to continue working with Indiana University on this loan program.  Please let us know if you have any questions or concerns.  If the terms of this Letter of Understanding meet with your expectations, please sign and return this document to the address listed below.  Sallie Mae and representatives from Indiana University will meet on an annual basis to discuss the mutual expectations of this comprehensive loan program.

Sincerely,

/s/ Dennis K. Wentworth
Dennis K. Wentworth
President and Region Head
Central Region HigherEd Sales
(317) 595-1339
dennis.wentworth@slma.com

This letter sets forth the entire understanding of the parties relating to the subject matter hereof.  Notwithstanding the preceding sentence, the parties acknowledge that certain services described herein may require separate written agreements between Indiana University and Sallie Mae.  The contents of this letter are confidential and contain information that is proprietary to Sallie Mae.  Indiana University agrees that this letter and its contents shall be maintained in confidence and may only be disclosed to those employees of Indiana University who have a need to know this information for the purpose of performing their job.  Nothing in this Section with respect to confidential and proprietary information is intended to be inconsistent with Customer’s obligations under the Indiana Open Records Act, Indiana Code Section I.C. 5-14-et seq.

Agreed and Accepted:

/s/ Jennifer Foutty	1-28-04
Authorized Indiana University Representative	Date

Please return signed letter to:

Dennis K. Wentworth
President and Region Head
Central Region HigherEd Sales
Sallie Mae, Inc.
P.O. Box 6180
Indianapolis, IN 46206

For purposes of this letter, “Sallie Mae,” means SLM Corporation and its affiliates.  SLM Corporation and its subsidiaries, other than the Student Loan Marketing Association, are not sponsored by or agencies of the United States.

Indiana University Schools

School Name	Location	School Code
Indiana University	Bloomington	001809-00

Indiana University	Richmond	001811-00

IUPUI	Indianapolis	001813-00

Indiana University	Kokomo	001814-00

Indiana University	Northwest (Gary)	001815-00

Indiana University	South Bend	001816-00

Indiana University	Southeast (New Albany)	001817-00

SallieMae

11600 Sallie Mae Drive

Reston, VA  20193

March 10, 2004

Jevita DeFreitas

Director of Financial Aid

George Mason University

4400 University Drive

Fairfax, VA  22030

Dear Jevita,

Thank you for the opportunity to deliver a comprehensive education financing solution for students at George Mason University.  Sallie Mae’s solution includes an industry leading federal loan program and a customized private loan program.  This “Letter of Understanding” summarizes the products and services that Sallie Mae and its lender partners will provide to George Mason University students and parents.  The terms in this letter will be in effect beginning July 1, 2004 and, except where noted, will remain in effect through June 30, 2008.

Our main objectives are to:

•                              Develop and implement a transition plan to move George Mason University from the Federal Direct Loan Program (FDLP) to the Federal Family Education Loan Program (FFELP) for Academic Year 2004/2005.

•                              Offer George Mason University students and their parents a financing plan that includes:

•                              Industry leading federal and private loan programs; and

•                               Private loan programs with competitive rates and fees.

•                              Provide flexible repayment options and customized money saving borrower benefits.

Sallie Mae is committed to these goals and pledges the full support of its professional staff in achieving these objectives.  We are confident that Sallie Mae has the expertise, depth and resources and infrastructure to create and implement an education-financing program that stands ahead of our competitors.

Transition Support

Sallie Mae will work closely with your staff to implement a solution that ensures the effective and efficient interface of our technology with your financial aid management system.  During all phases of the transition, we have a dedicated support team to address all of your needs.  That support team will be charged to address all needs in the transition process.

Sallie Mae will work with your staff to determine the appropriate target dates for each step of the transition.  We are confident that the entire transition process can be accomplished in time for your staff to begin awarding loans for Academic Year 2004/2005.

Terms of the George Mason University Comprehensive Loan Program

Sallie Mae will provide a loan program tailored to the needs of George Mason University students and parents.  Under the program, Sallie Mae, through its lender partners, offers George Mason University students a financing solution that includes both federal and private education loans.  The George Mason University/Sallie Mae partnership will enable George Mason University to expand access to education programs.

Federal Family Education Loan Program

Chase (Lender Codes: 819166-MBA, 815854-Law and 808037-all other programs) and Citizens Bank (Lender Code: 833881) will fund FFELP loans for George Mason University students and parents.  Sallie Mae has agreements to purchase loans made by these lenders and will provide loan origination and life-of-loan servicing on such loans.

Sallie Mae provides assistance for parents interested in applying for a Federal PLUS Loan through our Parent Answer Service.  Parent Answer Service consists of a group of well-trained financial aid and loan counselors dedicated to assisting parents with college financing options.  Parent Answer provides credit counseling for parents who have credit issues that may keep them from being credit approved for a PLUS loan.  This counseling service is known as PLUS SuccessSM.  In many cases, issues can be resolved quickly, and a parent can be credit approved for a PLUS loan.

Private Loan Programs

Sallie Mae’s private loan programs are designed to provide students with additional funding when federal loan programs do not meet the total cost of education.  Sallie Mae and its lender partners are offering the MBA LOANS® Program, the LAWLOANS® Program and the Signature Education Loan® Program to George Mason’s undergraduate and graduate students.  The private loan rates, fees and terms are those in effect for Academic Year 2004/2005.  These loan programs are reviewed on an annual basis and are subject to change.

MBA LOANS Program – Sponsored by the Graduate Management Admissions Council, MBA LOANS is a combination of Stafford and private loans for students enrolled in a graduate business program.  Students should apply for their Stafford Loan through MBA LOANS program before applying for a private loan.  The MBA LOANS private loan is available to full-time and part-time students enrolled in a graduate management program.  International students are eligible to apply if they obtain an eligible co-borrower.  These loans will be funded by Chase (Lender Codes: 819166-Stafford, 5191266-private).

Premier MBA LOANS Private Loan Rates and Fees with a Co-borrower for AY 04/05

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Premier MBA LOANS Private Loan Rates and Fees without a Co-borrower for AY 04/05

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

The minimum loan amount is $500.  The annual loan limit for the private loan is the cost of education less financial aid.  The aggregate loan limit for the MBA LOANS Program is $175,000.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

LAWLOANS Program – With LAWLOANS, students can finance the entire cost of their law school education by using a combination of a Stafford loan, a private loan and Bar Study Loan® (BSL).  Students should apply for their Stafford Loan through the LAWLOANS program before applying for the private loan.  All students pursuing law degrees at least halftime and enrolled in an American Bar Association (ABA) accredited law school program are eligible to apply for the LAWLOANS private and Bar Student loans.  The interest rates and fees are tiered, based on the student borrower’s or co-borrower’s credit history.  The LAWLOANS Program offers high approval rates with interest rates as low as [**].  Students that qualify will be entitled to the following custom rates and fees.  These loans will be funded by Chase (Lender Codes: 815854-Stafford, 515854-private).

Premier LAWLOANS Private Loan Rates and Fees with a Co-borrower for AY 04/05

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Premier LAWLOANS Private Loan Rates and Fees without a Co-borrower for AY 04/05

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

LAWLOANS – Bar Study Loan Rates and Fees for AY 04/05

	Interim Interest Rate	Repayment Interest Rate	Disbursement Fee	Repayment Fee
With a Co-borrower	[**]%	[**]%	[**]%	[**]%
Without a Co-Borrower	[**]%	[**]%	[**]%	[**]%

The minimum loan amount is $500.  The annual loan limit for the LAWLOANS private loan is the cost of education less other financial aid received.  The aggregate loan limit for the LAWLOANS Program is $150,000.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

The Premier Signature Student Loan® is a credit-based privately insured loan designed to provide additional funding after students have received all of their financial aid.  The Signature Student Loan is available to undergraduate and graduate students enrolled at least halftime and pursuing a degree.  The interest rates and fees are tiered, based on the student borrower’s or co-borrower’s credit history.  The Signature Student Loan offers high approval rates with interest rates as low as [**].  Foreign students and student with no credit or an insufficient credit history must apply with a creditworthy co-borrower.  These loans will be funded by Chase (Lender Code: 516745) and Citizens Bank (Lender Code: 810240).

Premier Signature Student Loan with a Co-borrower for AY 04/05

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Premier Signature Student Loan without a Co-borrower for AY 04/05

Credit	Interest Rate	Disbursement Fee	Repayment Fee
Excellent	[**]%	[**]%	[**]%
Good	[**]%	[**]%	[**]%
Fair	[**]%	[**]%	[**]%

Note: students enrolled in a graduate business program can select between the MBA LOANS private loan and the Signature Student Loan.  Students enrolled in a graduate law program are not eligible for a Signature Student Loan, however, these students have the opportunity to apply for a LAWLOANS private loan.

The minimum loan amount is $500.  The annual loan limit for the Signature Student Loan is the cost of education less financial aid.  The aggregate loan limit (all student loan debt, including federal and private) is $100,000 for undergraduate students and $150,000 for graduate students.  There is no aggregate loan limit if the student obtains a creditworthy U.S. co-borrower.

Terms for Sallie Mae’s private loan programs:

•                              Combined billing for Stafford and private loans.  Students will receive one monthly billing statement combining their Stafford and private loans serviced by Sallie Mae.

•                              There is no minimum income and no debt-to-income ratio requirement for student borrowers.

•                              Foreign students and students with no credit or an insufficient credit history are required to apply with a creditworthy U.S. co-borrower.

•                              Co-borrower release option:  after 24 on-time payments of principal and interest a co-borrower may be removed from any legal obligation.  Borrowers must request the release and meet applicable credit requirements at that time.

•                              Interest rates and fees are effective with first disbursements on or after June 1, 2004.

•                              Disbursement fees are capitalized (added to the loan balance) allowing students to receive the full amount of the loan requested.

•                              Interest rates are variable.

•                              In-school deferment:  Students are not required to make payments while they remain enrolled in school at least halftime.

•                              Six-month grace period for MBA LOANS private loans and Signature Student Loans.

•                              Nine-month grace period for LAWLOANS private loans and Bar Study Loans.

•                              Affordable 15-year repayment term.

•                              $50 minimum monthly payment.

•                              Flexible repayment options include a graduated repayment option and extended terms.

•                              Customer service and online account access available at www.salliemae.com.

Borrower Benefits

Sallie Mae leads the industry with benefits that reward customers for repaying their loans on time, and made federal student loans more affordable.  These benefits are available for loans originated, sold to and serviced by Sallie Mae throughout repayment.

These benefit programs are in effect for the 2004/2005 academic year.  Sallie Mae reserves the right to modify, continue or discontinue borrower benefit programs at any time without notice.  Changes to these programs, if any, will not affect loans previously qualified for these benefits.

Federal Stafford Loan Borrower Benefit Programs:

Stafford PaybackSM - Students who attend George Mason University will receive a [**]% account credit upon entering repayment on each eligible Stafford loan.  To qualify a customer must:

•                                          Obtain a Stafford loan through Chase or Citizens Bank while attending George Mason University.  The Stafford loan must have its first disbursement on or after July 1, 2004.

•                                          Enroll is Manage Your LoansSM, Sallie Mae’s on-line account management tool available at www.salliemae.com, provide a valid email address and sign up to receive account information by e-mail.

Students must satisfy all of these requirements within 60 days of entering repayment.  Once the borrower earns the benefit he/she never loses it.

The Stafford Payback benefit is in addition to the Sallie Mae Cash Back benefit program described below.

Sallie Mae’s Custom Cash Back® is an incentive program that rewards Stafford borrowers for consistently making their payments on time and taking advantage of Sallie Mae’s web-based account services.  This benefit allows students to receive an account credit or cash back that is based on [**]% of their original principal amount after they make 33 on time payments.  This benefit has been customized for students attending George Mason University.  To qualify a customer must:

•                              Obtain a Stafford loan through Chase or Citizens Bank while attending George Mason University.  The Stafford loan must have its first disbursement on or after July 1, 2004.

•                              Enroll in Manage Your Loans, provide a valid email address and sign up to receive account information by e-mail.

•                              The student must make his/her initial 33 scheduled payments on time.

Borrowers must satisfy the above requirements as of the due date of their initial 33rd scheduled on time payment.  Once the borrower earns the benefit he/she never loses it.

Federal PLUS Loan Borrower Benefit Programs:

PLUS PaybackSM – George Mason University PLUS borrowers will receive a credit equal to [**]% of the original principal balance on each eligible PLUS loan.  To qualify, a parent must:

•                              Borrower a PLUS loan for a child attending George Mason University.  The eligible lenders for this program are Chase or Citizens Bank.  The PLUS loan must have its first disbursement on or after July 1, 2004.

•                              Enroll in Manage Your Loans and agree to receive account information by e-mail.

•                              Make his/her first 24 scheduled monthly payments on time to receive a [**]% credit.  A second [**]% credit will be applied to the borrower’s account after an additional 24 on time payments are made.

With the Direct Pay SM plan, PLUS borrowers who authorize the automatic debit of funds from their checking or savings accounts to cover their monthly education loan payments will receive an interest rate reduction of [**] percentage point as long as they continue to make on time payments.

Combined Billing

Borrowers with FFELP and private loans owned and serviced by Sallie Mae have the benefit of receiving one monthly billing statement combining the loans.

Repayment Options

Net.RepaySM is an online student loan bill presentment and payment service.  Borrowers receive an e-mail reminder when their monthly bill is available for viewing.  After viewing, clicking on the “Pay” button will automatically debit the user’s specified bank account to cover their monthly loan payment.

Sallie Mae offers several graduated and reduced payment options to make payments more affordable.  Eligibility for a graduated repayment plan is dependent on loan type, interest rate and repayment time remaining.

The Standard Repayment option provides Stafford, PLUS and private loan customers with the lowest total loan cost.  This option requires payments of principal and interest due each month.

The Grad ChoiceSM option is a graduated repayment plan that allows customers to make reduced payments for two, three or four years.  Payments may be as low as interest only and increase to standard payments of principal and interest for the remaining repayment terms.  Payments under a Grad Choice option in some cases can be more than 60% lower during the reduced payment period than payments made under the Standard Repayment option.  This repayment option is available to Stafford and PLUS loan customers.

The Select StepSM option is a graduated repayment plan that allows borrowers to make interest-only payments for up to four years followed by standard payments of principal and interest for the remaining repayment term.  This repayment option is available to Stafford, PLUS and private loan customers.

The FLEX REPAYSM option – offered exclusively by Sallie Mae – makes payments more affordable for Stafford and PLUS customers by extending student loan repayment and minimizing total loan costs as compared with loan consolidation.  With Flex Repay, eligible customers receive lower payments for up to four years.  If payment relief is still needed, principal and interest payments can gradually be increased for up to five years through reduced payment forbearance.  Standard principal and interest payments follow for the remaining repayment term.

The Income-Sensitive Repayment option offers payments that are based on a percentage of the borrower’s monthly gross income.  The minimum payment amount must cover the monthly interest accrual.  The borrower must reapply every year and payments are adjusted annually to reflect any changes in the borrower’s income.  This program is open to Stafford, PLUS and consolidation loan customers.

Extended Repayment Option – Certain customers with greater than $30,000 in outstanding FFELP debt may be eligible for a 25-year repayment term and the choice of either a standard or graduated payment plan.

MBA LOANS Private Loan, LAWLOANS Private Loan and Signature Loan borrowers with private loan debt in excess of $20,000 may be eligible to extend their repayment term up to 20-years.  Borrowers with even higher balances may be able to extend their term up to a 25-years.

Federal Loan Consolidation Options

Sallie Mae borrowers or students who have federal loans with more than one holder have the ability to consolidated with Sallie Mae.  Sallie Mae offers several loan consolidation options:

•                              The SMART LOAN Consolidation Account is a practical, education debt-management option that enables customers to consolidate all of their federal loan debt (Stafford, PLUS and Perkins).  This program enables customers to reduce their initial monthly payments by as much as 50 percent.  As the nation’s largest FFELP consolidation lender, Sallie Mae provides customers with expert consolidation counseling via a toll-free telephone number, and an array of web-based services, including an online application and electronic signature.

•                              SMART Advantage Account – allows Sallie Mae Stafford and PLUS borrowers to place their Sallie Mae loans into a non-consolidated account and consolidate only the loans that Sallie Mae does not currently own (i.e., direct loans).  Borrowers receive payment relief needed through a longer repayment term and maintain eligibility for Sallie Mae’s borrower benefits, which will reduce the total cost of their loan indebtedness.

Sallie Mae can work with George Mason University to endorse and promote Sallie Mae’s loan consolidation programs to students with outstanding Direct Loans or FFELP loans with other lenders to ensure that customers are aware of their consolidation options.  Sallie Mae believes that the following services will allow George Mason University to personalize the relationship with their students.  These services can include:

•                              Onsite exit counselling.  Sallie Mae assist with in-depth sessions designed to meet the needs of your students.  Handouts can be tailored to include consolidation examples based on typical student debt profiles for your programs.

•                              Training sessions for your financial aid staff.  These sessions are designed to help FAAs understand the consolidation application process and counsel students about debt management.

•                              Loan consolidation materials.  These materials range from pocketsize consolidation information cards to comprehensive consolidation packets that include an informative, 12-page booklet and a SMART LOAN application.

•                              Personalized communications to students.  Sallie Mae can help your staff draft letters alerting students to specific consolidation opportunities, such as a pending rate change, or prepare and mail letters to those students who are Sallie Mae customers.  These communications can be targeted to students who are preparing to graduate, to students who have graduated or to students who are already in repayment.

Customers who consolidate through Sallie Mae will have access to the following loan consolidation borrower benefit programs.  These programs offer substantial savings through interest rate discounts awarded for on-time payments.

•                              Direct Repay – SMART LOAN Consolidation Account borrowers will receive a ¼ percentage point interest rate reduction on eligible loans if they authorize the automatic debit of funds to cover their monthly loan payments.

•                              SMART LOAN® Consolidation Account Benefit – Customers who have an initial federal consolidation loan balance of at least $10,000 can earn a 1-percentage point interest rate reduction after they make their first 36 scheduled monthly payments on time.  The interest rate reduction continues as long as on time payments are made.

Web-based Technologies

Sallie Mae incorporates Web-based technology to create more efficient loan delivery products to meet the unique needs of your school and its students.

•                              OpenNetSM is Sallie Mae’s user-friendly loan delivery system that gives you and your staff control and visibility over the entire loan process.  This on-line loan process helps speed the delivery of funds to your campus, gives your parents/students the peace of mind that their funding is secure and reduces the amount of time your staff spends on purely administrative tasks.  Implementing OpenNet requires minimal involvement from your staff.

•                              Internet Account Access – George Mason University staff and borrowers will have 24-hour access to Sallie Mae-serviced accounts through www.salliemae.com.  School Self Service provides your financial aid staff with access to financial aid forms, online reports and password-protected student loan account information.  Our Manage Your Loan service allows borrowers to track account information, make loan payments online, change payment plans, postpone payments, update personal profiles and send secure emails to Sallie Mae.

Summary

Sallie Mae is confident that through this comprehensive solution George Mason University will be able to offer financing to students and families on highly competitive terms, achieve a maximum loan approval rate and minimize potential liability.

Sallie Mae welcomes the opportunity to work with you to implement this loan program.  Please let me know if you have any questions or concerns.  If the terms of this Letter of Understanding meet with your expectations, please sign and return this document to the address listed below.  Sallie Mae and representatives from George Mason University will meet on an annual basis to discuss the mutual expectations of this comprehensive loan program.

Sincerely,

/s/ John Crowley
John Crowley
Vice President, South Region Higher Ed Sales
(703) 810-7218
john.a.crowley@slma.com

This letter sets forth the entire understanding of the parties relating to the subject matter hereof, and all other and/or prior understandings, written or oral, are hereby superseded.  Notwithstanding the preceding sentence, the parties acknowledge that certain services described herein may require separate written agreements between George Mason University and Sallie Mae.  The contents of this letter are confidential and contain information that is proprietary to Sallie Mae.  George Mason University agrees that this letter and its contents shall be maintained in confidence and may only be disclosed to those employees of George Mason University who have a need to know this information for the purpose of performing their job.

Agreed and Accepted:

/s/ Jevita R. de Freitas	8 April 2004
Authorized George Mason University Representative	Date

Please return signed letter to:

Karen Foust

11600 Sallie Mae Drive

Reston, VA  20193

For purposes of this letter, “Sallie Mae,” means SLM Corporation and its affiliates.  SLM Corporation and its subsidiaries, other than the Student Loan Marketing Association, are not sponsored by or agencies of the United States.

SCHEDULE III

ALLOWABLE SERVICING FEES

Third Party Originations

Colorado Consortium

Great Lakes

Georgia

ASA

Kentucky

ACS

EFT Escrow Fees

NYSHEC (NY Higher Ed)

TGSLC (Texas Guarantee)

CSLP (Colorado)

CFN (Nelnet)

TSAC (Tennessee)

ECMC (Virginia)

NELA (Northwest)

ISAC (Illinois)

Other Fees

ELM NDN

ELM Service Bureau

College Answer

SLMA – Privacy Fees

SCHEDULE IV

2

Execution Copy

AMENDMENT AS OF MARCH 1, 2005

TO

AMENDED AND RESTATED

EXPORTSS® AGREEMENT

DATED JANUARY 1, 2000

among

SALLIE MAE, INC.,

SLM EDUCATION CREDIT FINANCE CORPORATION,

and

BANK ONE EDUCATION FINANCE CORPORATION

WHEREAS, Sallie Mae, Inc. (“Sallie Mae”), SLM Education Credit Finance Corporation (“ECFC”), and Bank One Education Finance Corporation (“Lender”) are parties to that certain Amended and Restated ExportSS® Agreement dated as of January 1, 2000 (as amended by various documents, the “ExportSS Agreement”);

WHEREAS, JPMorgan Chase Bank, N.A. will become a party the ExportSS® Agreement by virtue of the Second Amendment to the Settlement Agreement and Release thereto;

WHEREAS, the parties hereto desire to amend the terms of the ExportSS Agreement to provide for alternative pricing for certain loans made in connection with attendance at the schools listed on Schedule 1 hereto ( the “Excluded Schools”) that are part of Education Management Corporation (“EDMC”), Career Education Corporation (“CEC”), or ITT Technical Institute (“ITT”) (collectively the “Excluded Entities”), with respect to which  Lender waives the origination fee that is allowed by Section 438(c) of the Act.

NOW THEREFORE, for mutual consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement, as follows:

1.                                       Solely with respect to Stafford Loans made in connection with attendance at the Excluded Schools listed on Schedule 1 hereto, as such schedule may be amended in accordance with this Amendment, that are part of Excluded Entities, with respect to which Lender waives the origination fee, or any portion thereof, that is allowed by Section 438(c) of the Act, the Purchase Price that is payable by ECFC will be the sum of the following:

(i) 100.00% of the accrued interest that is payable by the Borrowers; plus

3

(ii) 100.00% of the aggregate Principal Balance of such Stafford Loans; plus

(iii) the sum of (a) the maximum origination fee that is allowed pursuant to the provisions of Section 438(c) of the Act, including under any amended, supplemental, or superceding provisions thereof, with respect to such Loans (currently 3.0%), plus (b) an amount equal to [**]% of the principal amount of the Loan, less (c) the origination fees (if any) that Lender received from the Borrowers of such Loans.

The Schedule of Excluded Schools  ( Schedule 1 hereto) shall be amended from time to time during the term of the Agreement to reflect additional schools that become owned or controlled by the Excluded Entities, which schools shall automatically be deemed part of the Excluded Schools hereunder.

Capitalized terms used in this amendment shall have the meanings ascribed to them in the ExportSS Agreement, the terms of which are hereby incorporated herein by reference, and except as specifically provided for otherwise in this amendment, the rights and obligations of Lender, Sallie Mae, and ECFC under the ExportSS Agreement are unchanged.  Upon execution by authorized representatives of the parties, this amendment shall be effective as of the date first set forth above.

BANK ONE EDUCATION FINANCE CORPORATION	SALLIE MAE, INC.

By:	By:

Name:	Name:

Title:	Title:

SLM EDUCATION CREDIT FINANCE CORPORATION	JPMORGAN CHASE BANK, N.A.

By: Sallie Mae, Inc., Authorized Agent

By:	By:

Name:	Name:

Title:	Title:

4

SCHEDULE 1

Excluded Schools

EDMC
007470-00	Art Institute of Pittsburgh
008350-00	Art Institute of Philadelphia
021082-03	R.E.T.S. Inst of Tech (AEC/EDMC)
025578-00	Bradley Academy for the Visual Arts

CEC
010217-00	International Academy of Design (CEC)
021160-01	Sanford-Brown College– (CEC)
022023-00	Western School of Health and Business Career (CEC)
022023-01	Western School of Health and Business Career (CEC)
007398-02	Katharine Gibbs School (CEC)
008889-00	Allentown Business School (CEC)
030068-00	Pennsylvania Culinary (CEC)

ITT
009837-03	ITT Technical Institute
023610-02	ITT Technical Institute
030876-02	ITT Technical Institute
007329-05	ITT Technical Institute – Mechanicsburg
009837-02	ITT Technical Institute – Pittsburgh

5

SCHEDULE V

iRewardSM or Sallie Mae Payback Benefit Program

The iReward Benefit or Sallie Mae Payback benefit (the “Benefit”) is available on Stafford Loans (subsidized and unsubsidized) originated on or after July 1, 2005 and until the borrower’s school or Sallie Mae® discontinues offering the Benefit program.  If the borrower has a loan(s) eligible to receive the Benefit, the borrower will receive a 3% loan credit or payment based upon the original principal balance of the borrower’s loan, minus cancellations, refunds, and returns.  This loan credit will be posted no earlier than 90 days after full disbursement of the loan.

To be eligible to receive and maintain the Benefit, the borrower must meet both certain eligibility requirements, including, without limitation, the borrower’s school must be a participant in the Benefit Program and Sallie Mae must have an ownership interest in the loan, and certain retention requirements.

6

Schedule VI

The Blended Premium shall be determined as follows:

(1)  The parties will determine the aggregate original Principal Balance of FFELP Loans disbursed by Bank One Bank, Bank One, Chase Bank and Chase Bank USA on or after July 1, 2004 through and including February 28, 2005 (the “Measurement Period”) that were obligated to be sold to ECFC or its affiliates (or its designee) pursuant to either the ExportSS Agreement, USA LPA or the Joint Venture Related Agreements, excluding the aggregate original Principal Balance of FFELP Loans that are referenced in Sections 6.E and 6.F below (the “Total 04/05 FFELP Volume”).

(2)  The parties will determine the aggregate original Principal Balance of FFELP Loans disbursed by the Bank One Bank and Bank One during the Measurement Period that were subject to the premium of [**] basis points under the ExportSS Agreement (the “Non-Custom 04/05 FFELP Volume”) and determine the total dollar amount of premium earned by multiplying the [**]  basis points by the Non-Custom 04/05 FFELP Volume (the “[**] Basis Points 04/05 FFELP Premium Amount”).

(3)  The parties will subtract the Non-Custom 04/05 FFELP Volume from the Total 04/05 FFELP Volume and multiply such amount by [**] basis points to determine the total dollar amount of premium that would have been earned in accordance with this calculation (the “[**] Basis Points 04/05 FFELP Premium Amount”).

(4)  The Blended Premium Amount shall be the sum of the [**] Basis Point 04/05 FFELP Premium Amount and the [**] Basis Points 04/05 FFELP Premium Amount divided by the Total 04/05 FFELP Volume.

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